UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04356
                                   ---------


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                       ----------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                    (GRAPHIC)

JUNE 30, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

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                                                                 TAX-FREE INCOME

                       FRANKLIN CALIFORNIA TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
State Update and Municipal Bond Market Overview ...........................    4
Franklin California Insured Tax-Free Income Fund ..........................    7
Franklin California Intermediate-Term Tax-Free Income Fund ................   17
Franklin California Tax-Exempt Money Fund .................................   26
Financial Highlights and Statements of Investments ........................   30
Financial Statements ......................................................   60
Notes to Financial Statements .............................................   65
Report of Independent Registered Public Accounting Firm ...................   77
Tax Designation ...........................................................   78
Board Members and Officers ................................................   79
Shareholder Information ...................................................   84

Shareholder Letter

Dear Shareholder:

The 12-month period ended June 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 5.5% to 9.5% over the 12-month period.(1)

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant story during the reporting period. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we have not seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate

(1.) Source: Bureau of Labor Statistics

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
and House approved a troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. Largely in reaction to financial market upheaval, the 10-year U.S. Treasury yield experienced considerable volatility and declined from 3.99% to 3.53% over the period.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will help end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Although some commodity prices rose during the reporting period, U.S. manufacturing capacity and labor markets appeared to have sufficient slack to stave off inflation for the near term. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks and further ease credit markets. These included the Fed's decision to purchase $300 billion in Treasury bonds in the open markets and Treasury Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital
(BC) Municipal Bond Index, lost value in the second half of 2008 but has rebounded so far in 2009. The index returned +3.77% for the 12-month review period.(2) Long-term municipal bonds, which generally make up a significant portion of our portfolios, had a -2.02% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                        2 | Not part of the annual report
advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin California Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds generally provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

State Update and Municipal Bond Market Overview

During the year under review, California's economy continued to feel the effects of the ongoing recession that created a series of budgetary crises.

In September 2008, Governor Arnold Schwarzenegger signed the most overdue budget in the state's history. Passage of the fiscal year 2008-2009 state budget was 85 days late due to a partisan legislative standoff over how to close California's $15.2 billion deficit.(1) The final version of the state budget included $7.1 billion in spending cuts, $9.3 billion in additional revenue and $1.2 billion for reserves.(2) This budget, however, did not address the structural imbalance between revenue and spending.

In February 2009, after months of impending cash crises and political paralysis, the governor signed the fiscal year 2009-2010 budget. This budget closed a projected $42 billion gap over fiscal years 2009 and 2010.(3) As the recession deepened, however, the budget fell out of balance, and in May several items that required voter approval failed in a special election. The failure of Proposition 1C, a measure that would have authorized the state to issue $5 billion in deficit bonds, could increase the state's short-term borrowing to an unprecedented $20 billion or more.(4) In response to the ballot measure failures, the governor issued a budgetary revision that called for program cuts, borrowing from local governments, revenue acceleration and fee increases. This revision required approval by the state legislature.

California's cash flows continued to underperform. In June, year-over-year General Fund revenues came in below revised May estimates, and the three top tax revenue sources, sales, income and corporate taxes, were also down. On July 25, 2009, California's legislature passed a revised budget plan that would close $23 billion of the state's $26.3 billion budget gap.(5) Although this plan did not raise taxes, it relied on accounting revisions, borrowing from local governments and spending cuts to the state's education and social welfare systems. The governor later used his line-item-veto authority to issue more budget cuts and restore a reserve fund that was not initially passed by the legislature.

(1.) Source: Associated Press, "Schwarzenegger Signs California Budget 85 Days
     Late," 9/23/08.

(2.) Source: SAN FRANCISCO CHRONICLE, "Budget Approved Despite Governor's
     Threatened Veto," 9/16/08.

(3.) Source: Moody's Investors Service, "California Passes Budget, Ending Cash
     Crisis for Now," March 2009.

(4.) Source: Moody's Investors Service, "After the Vote-Update on California's
     Fiscal Situation," May 2009.

(5.) Source: SAN FRANCISCO CHRONICLE, "Legislature Plan Falls Short of Closing
     Entire Budget," 7/25/09.


                                4 | Annual Report

In March, independent credit rating agency Moody's Investors Service downgraded the state's general obligation bond rating from A1 to A2.(6) In June, Standard & Poor's put California's rating on Creditwatch Negative.(6) Also in June, Fitch downgraded the state's debt to A- with a negative outlook and in July 2009 downgraded the state to BBB with a negative outlook.(6) On July 14, 2009, Moody's Investors Service downgraded the state's rating to Baa1 and the rating remained on the watchlist for possible downgrade.(6) The downgrades reflected the state's fiscal pressures and the likelihood for increased short-term borrowing. The challenging landscape is not new to California. The state has faced budget shortfalls in the past and has resolved those problems. At the state level, general obligation debt is backed by the full faith and credit of the state, and interest payments are second in line after the allocation to public schools.

The year ended June 30, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended June 30, 2009, the Barclays Capital (BC) Municipal Bond Index had a +3.77% total return compared with the +6.47% return of the BC U.S. Treasury Index.(7) However, the year under review, in our opinion, could not be described as stable or low volatility for the municipal bond market.

The municipal bond market faced problems relating to credit rating downgrades for the four major municipal insurers, AMBAC, MBIA, FGIC and FSA. These companies had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although we believe historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA. Although investment-grade municipal bonds had a historical default rate of less than 1%, the downgrades shocked the market.(8) Forced selling by many hedge funds that had built up large municipal bond positions resulted in a significant supply/demand imbalance, and the value of insured bonds plummeted. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional,

(6.) This does not indicate a rating of the Fund.

(7.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(8.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                Annual Report | 5
non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and helped cause some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through mid-2008. Unfortunately, during this time the credit crisis started to spread across the globe and almost no market was spared. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

In September and October, the municipal bond market had relatively few buyers, mostly plain vanilla mutual funds and individual investors. Selling by hedge funds and leveraged investors meeting redemptions was overwhelming and contributed to steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

Conditions in 2009 appeared more positive to us. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Also helping the municipal bond market were large bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package. For example, the stimulus package allowed municipal issuers to issue bonds in the taxable bond market through the Build America Bond program. The program provided issuers with a federal government subsidy that lowered their net borrowing costs. As a result, many municipal issuers chose to issue taxable Build America Bonds instead of traditional tax-exempt bonds, decreasing the amount of new-issue supply and putting downward pressure on tax-exempt yields.

During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On June 30, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                6 | Annual Report

Franklin California Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.(1, 2)

CREDIT QUALITY BREAKDOWN*

Franklin California Insured Tax-Free Income Fund
Based on Total Long-Term Investments as of 6/30/09**

                                   (PIE CHART)

AAA ...............   39.4%
AA ................   14.0%
A .................   35.9%
BBB ...............    7.1%
Not Rated by S&P ..    3.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.1%       --
AA or Aa       1.5%      0.1%
A              1.4%      0.1%
BBB or Baa      --       0.4%
               ---       ---
Total          3.0%      0.6%

This annual report for Franklin California Insured Tax-Free Income Fund covers the fiscal year ended June 30, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 34.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*

Franklin California Insured Tax-Free Income Fund

                                 DIVIDEND PER SHARE
                 -------------------------------------------------
                                                          ADVISOR
MONTH              CLASS A      CLASS B      CLASS C      CLASS**
-----            ----------   ----------   ----------   ----------
July 2008        4.46 cents   3.91 cents   3.89 cents           --
August 2008      4.46 cents   3.91 cents   3.89 cents           --
September 2008   4.49 cents   3.94 cents   3.93 cents           --
October 2008     4.49 cents   3.94 cents   3.93 cents           --
November 2008    4.49 cents   3.94 cents   3.93 cents   2.96 cents
December 2008    4.55 cents   4.05 cents   4.05 cents   4.64 cents
January 2009     4.55 cents   4.05 cents   4.05 cents   4.64 cents
February 2009    4.55 cents   4.05 cents   4.05 cents   4.64 cents
March 2009       4.55 cents   4.04 cents   4.03 cents   4.64 cents
April 2009       4.55 cents   4.04 cents   4.03 cents   4.64 cents
May 2009         4.55 cents   4.04 cents   4.03 cents   4.64 cents
June 2009        4.60 cents   4.08 cents   4.06 cents   4.69 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 10/31/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.19 on June 30, 2008, to $11.45 on June 30, 2009. The Fund's Class A shares paid dividends totaling 54.48 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.62%, based on an annualization of the current 4.60 cent per share dividend and the maximum offering price of $11.96 on June 30, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.84% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN

Franklin California Insured Tax-Free Income Fund 6/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     21.4%
General Obligation                              21.1%
Hospital & Health Care                          14.1%
Transportation                                  10.6%
Subject to Government Appropriations             9.8%
Utilities                                        9.7%
Tax-Supported                                    6.1%
Higher Education                                 3.6%
Other Revenue                                    3.0%
Housing                                          0.6%

*    Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 6/30/09

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCIX)                      CHANGE   6/30/09    6/30/08
-----------------------                      ------   -------   --------
Net Asset Value (NAV)                        -$0.74    $11.45     $12.19
DISTRIBUTIONS (7/1/08-6/30/09)
Dividend Income                    $0.5448

CLASS B (SYMBOL: FRCBX)                      CHANGE   6/30/09    6/30/08
-----------------------                      ------   -------   --------
Net Asset Value (NAV)                        -$0.75    $11.51     $12.26
DISTRIBUTIONS (7/1/08-6/30/09)
Dividend Income                    $0.4818

CLASS C (SYMBOL: FRCAX)                      CHANGE   6/30/09    6/30/08
-----------------------                      ------   -------   --------
Net Asset Value (NAV)                        -$0.75    $11.57     $12.32
DISTRIBUTIONS (7/1/08-6/30/09)
Dividend Income                    $0.4806

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   6/30/09   10/31/08
---------------------------                  ------   -------   --------
Net Asset Value (NAV)                        +$0.12    $11.45     $11.33
DISTRIBUTIONS (10/31/08-6/30/09)
Dividend Income                    $0.3715


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           -1.54%   +16.53%   +49.50%
Average Annual Total Return(2)                       -5.72%    +2.22%    +3.65%
   Distribution Rate(3)                      4.62%
   Taxable Equivalent Distribution Rate(4)   7.84%
   30-Day Standardized Yield(5)              3.96%
   Taxable Equivalent Yield(4)               6.72%
   Total Annual Operating Expenses(6)        0.61%

CLASS B                                              1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------                                              ------   -------   ------------------
Cumulative Total Return(1)                           -2.14%   +13.41%        +48.62%
Average Annual Total Return(2)                       -5.90%    +2.21%         +4.30%
   Distribution Rate(3)                      4.25%
   Taxable Equivalent Distribution Rate(4)   7.21%
   30-Day Standardized Yield(5)              3.60%
   Taxable Equivalent Yield(4)               6.11%
   Total Annual Operating Expenses(6)        1.16%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           -2.15%   +13.40%   +41.49%
Average Annual Total Return(2)                       -3.08%    +2.55%    +3.53%
   Distribution Rate(3)                      4.21%
   Taxable Equivalent Distribution Rate(4)   7.14%
   30-Day Standardized Yield(5)              3.62%
   Taxable Equivalent Yield(4)               6.14%
   Total Annual Operating Expenses(6)        1.16%

ADVISOR CLASS(7)                                     1-YEAR    5-YEAR   10-YEAR
----------------                                     ------   -------   -------
Cumulative Total Return(1)                           -1.48%   +16.61%   +49.60%
Average Annual Total Return(2)                       -1.48%    +3.12%    +4.11%
   Distribution Rate(3)                      4.92%
   Taxable Equivalent Distribution Rate(4)   8.35%
   30-Day Standardized Yield(5)              4.21%
   Taxable Equivalent Yield(4)               7.14%
   Total Annual Operating Expenses(6)        0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   6/30/09
-------   -------
1-Year     -5.72%
5-Year     +2.22%
10-Year    +3.65%

CLASS A (7/1/99-6/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA
                    INSURED TAX-      BARCLAYS CAPITAL
                    FREE INCOME        MUNICIPAL BOND
DATE               FUND - CLASS A           INDEX          CPI
----            -------------------   ----------------   -------
     7/1/1999         $ 9,573              $10,000       $10,000
    7/31/1999         $ 9,581              $10,036       $10,030
    8/31/1999         $ 9,455              $ 9,956       $10,054
    9/30/1999         $ 9,463              $ 9,960       $10,102
   10/31/1999         $ 9,320              $ 9,852       $10,120
   11/30/1999         $ 9,392              $ 9,957       $10,126
   12/31/1999         $ 9,321              $ 9,883       $10,126
    1/31/2000         $ 9,249              $ 9,840       $10,156
    2/29/2000         $ 9,412              $ 9,954       $10,217
    3/31/2000         $ 9,642              $10,172       $10,301
    4/30/2000         $ 9,560              $10,112       $10,307
    5/31/2000         $ 9,520              $10,059       $10,319
    6/30/2000         $ 9,785              $10,326       $10,373
    7/31/2000         $ 9,911              $10,469       $10,397
    8/31/2000         $10,104              $10,631       $10,397
    9/30/2000         $10,079              $10,575       $10,451
   10/31/2000         $10,156              $10,691       $10,469
   11/30/2000         $10,241              $10,772       $10,475
   12/31/2000         $10,488              $11,038       $10,469
    1/31/2001         $10,548              $11,147       $10,535
    2/28/2001         $10,575              $11,182       $10,578
    3/31/2001         $10,670              $11,282       $10,602
    4/30/2001         $10,506              $11,160       $10,644
    5/31/2001         $10,619              $11,280       $10,692
    6/30/2001         $10,646              $11,356       $10,710
    7/31/2001         $10,812              $11,524       $10,680
    8/31/2001         $11,059              $11,714       $10,680
    9/30/2001         $11,023              $11,675       $10,728
   10/31/2001         $11,138              $11,814       $10,692
   11/30/2001         $11,093              $11,714       $10,674
   12/31/2001         $10,975              $11,603       $10,632
    1/31/2002         $11,117              $11,805       $10,656
    2/28/2002         $11,214              $11,947       $10,698
    3/31/2002         $10,960              $11,713       $10,758
    4/30/2002         $11,130              $11,942       $10,818
    5/31/2002         $11,202              $12,014       $10,818
    6/30/2002         $11,301              $12,141       $10,824
    7/31/2002         $11,427              $12,297       $10,836
    8/31/2002         $11,601              $12,445       $10,872
    9/30/2002         $11,941              $12,718       $10,890
   10/31/2002         $11,642              $12,507       $10,909
   11/30/2002         $11,612              $12,455       $10,909
   12/31/2002         $11,835              $12,718       $10,884
    1/31/2003         $11,776              $12,685       $10,933
    2/28/2003         $11,962              $12,863       $11,017
    3/31/2003         $11,988              $12,871       $11,083
    4/30/2003         $12,100              $12,955       $11,059
    5/31/2003         $12,393              $13,259       $11,041
    6/30/2003         $12,313              $13,202       $11,053
    7/31/2003         $11,819              $12,740       $11,065
    8/31/2003         $11,864              $12,835       $11,107
    9/30/2003         $12,151              $13,213       $11,143
   10/31/2003         $12,139              $13,146       $11,131
   11/30/2003         $12,321              $13,283       $11,101
   12/31/2003         $12,415              $13,393       $11,089
    1/31/2004         $12,500              $13,470       $11,143
    2/29/2004         $12,724              $13,673       $11,203
    3/31/2004         $12,661              $13,625       $11,276
    4/30/2004         $12,310              $13,302       $11,312
    5/31/2004         $12,247              $13,254       $11,378
    6/30/2004         $12,284              $13,302       $11,414
    7/31/2004         $12,452              $13,477       $11,396
    8/31/2004         $12,721              $13,748       $11,402
    9/30/2004         $12,788              $13,820       $11,426
   10/31/2004         $12,927              $13,939       $11,486
   11/30/2004         $12,812              $13,824       $11,492
   12/31/2004         $13,002              $13,993       $11,450
    1/31/2005         $13,204              $14,124       $11,474
    2/28/2005         $13,169              $14,077       $11,540
    3/31/2005         $13,071              $13,988       $11,631
    4/30/2005         $13,296              $14,209       $11,709
    5/31/2005         $13,386              $14,309       $11,697
    6/30/2005         $13,476              $14,398       $11,703
    7/31/2005         $13,430              $14,333       $11,757
    8/31/2005         $13,584              $14,478       $11,817
    9/30/2005         $13,494              $14,380       $11,961
   10/31/2005         $13,404              $14,293       $11,986
   11/30/2005         $13,463              $14,361       $11,889
   12/31/2005         $13,586              $14,485       $11,841
    1/31/2006         $13,624              $14,524       $11,931
    2/28/2006         $13,726              $14,622       $11,955
    3/31/2006         $13,634              $14,521       $12,022
    4/30/2006         $13,597              $14,516       $12,124
    5/31/2006         $13,646              $14,580       $12,184
    6/30/2006         $13,608              $14,525       $12,208
    7/31/2006         $13,757              $14,698       $12,244
    8/31/2006         $13,950              $14,916       $12,268
    9/30/2006         $14,033              $15,020       $12,208
   10/31/2006         $14,128              $15,114       $12,142
   11/30/2006         $14,268              $15,240       $12,124
   12/31/2006         $14,218              $15,186       $12,142
    1/31/2007         $14,190              $15,148       $12,179
    2/28/2007         $14,375              $15,347       $12,244
    3/31/2007         $14,313              $15,309       $12,356
    4/30/2007         $14,364              $15,355       $12,436
    5/31/2007         $14,313              $15,287       $12,512
    6/30/2007         $14,261              $15,207       $12,536
    7/31/2007         $14,359              $15,325       $12,533
    8/31/2007         $14,284              $15,259       $12,510
    9/30/2007         $14,486              $15,485       $12,545
   10/31/2007         $14,538              $15,554       $12,571
   11/30/2007         $14,579              $15,653       $12,646
   12/31/2007         $14,631              $15,697       $12,638
    1/31/2008         $14,706              $15,894       $12,700
    2/29/2008         $13,972              $15,167       $12,737
    3/31/2008         $14,388              $15,600       $12,848
    4/30/2008         $14,629              $15,783       $12,926
    5/31/2008         $14,716              $15,878       $13,034
    6/30/2008         $14,544              $15,699       $13,166
    7/31/2008         $14,549              $15,759       $13,235
    8/31/2008         $14,698              $15,943       $13,182
    9/30/2008         $13,885              $15,195       $13,164
   10/31/2008         $13,725              $15,040       $13,031
   11/30/2008         $13,463              $15,088       $12,781
   12/31/2008         $13,617              $15,308       $12,649
    1/31/2009         $14,014              $15,868       $12,704
    2/28/2009         $14,180              $15,952       $12,767
    3/31/2009         $14,112              $15,955       $12,798
    4/30/2009         $14,403              $16,273       $12,830
    5/31/2009         $14,558              $16,446       $12,867
    6/30/2009         $14,313              $16,292       $12,978
Total Returns           43.13%               62.92%        29.78%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    6/30/09
-------                    -------
1-Year                      -5.90%
5-Year                      +2.21%
Since Inception (2/1/00)    +4.30%

CLASS B (2/1/00-6/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA
                    INSURED TAX-      BARCLAYS CAPITAL
                    FREE INCOME        MUNICIPAL BOND
DATE               FUND - CLASS B           INDEX          CPI
----            -------------------   ----------------   -------
     2/1/2000          $10,000             $10,000       $10,000
    2/29/2000          $10,166             $10,116       $10,059
    3/31/2000          $10,418             $10,337       $10,142
    4/30/2000          $10,317             $10,276       $10,148
    5/31/2000          $10,277             $10,223       $10,160
    6/30/2000          $10,559             $10,494       $10,213
    7/31/2000          $10,689             $10,640       $10,237
    8/31/2000          $10,892             $10,804       $10,237
    9/30/2000          $10,860             $10,748       $10,290
   10/31/2000          $10,946             $10,865       $10,308
   11/30/2000          $11,033             $10,947       $10,314
   12/31/2000          $11,294             $11,217       $10,308
    1/31/2001          $11,353             $11,328       $10,373
    2/28/2001          $11,377             $11,364       $10,415
    3/31/2001          $11,473             $11,466       $10,438
    4/30/2001          $11,301             $11,342       $10,480
    5/31/2001          $11,417             $11,464       $10,527
    6/30/2001          $11,440             $11,541       $10,545
    7/31/2001          $11,613             $11,712       $10,515
    8/31/2001          $11,872             $11,905       $10,515
    9/30/2001          $11,828             $11,865       $10,563
   10/31/2001          $11,946             $12,006       $10,527
   11/30/2001          $11,893             $11,905       $10,509
   12/31/2001          $11,771             $11,792       $10,468
    1/31/2002          $11,907             $11,997       $10,492
    2/28/2002          $12,014             $12,141       $10,533
    3/31/2002          $11,727             $11,903       $10,592
    4/30/2002          $11,913             $12,136       $10,652
    5/31/2002          $11,984             $12,210       $10,652
    6/30/2002          $12,084             $12,339       $10,658
    7/31/2002          $12,213             $12,498       $10,669
    8/31/2002          $12,393             $12,648       $10,705
    9/30/2002          $12,749             $12,925       $10,723
   10/31/2002          $12,426             $12,711       $10,741
   11/30/2002          $12,378             $12,658       $10,741
   12/31/2002          $12,618             $12,925       $10,717
    1/31/2003          $12,550             $12,892       $10,764
    2/28/2003          $12,742             $13,072       $10,847
    3/31/2003          $12,763             $13,080       $10,912
    4/30/2003          $12,876             $13,167       $10,889
    5/31/2003          $13,191             $13,475       $10,871
    6/30/2003          $13,090             $13,418       $10,883
    7/31/2003          $12,561             $12,948       $10,895
    8/31/2003          $12,603             $13,045       $10,936
    9/30/2003          $12,901             $13,428       $10,972
   10/31/2003          $12,881             $13,360       $10,960
   11/30/2003          $13,067             $13,500       $10,930
   12/31/2003          $13,172             $13,611       $10,918
    1/31/2004          $13,246             $13,689       $10,972
    2/29/2004          $13,486             $13,895       $11,031
    3/31/2004          $13,414             $13,847       $11,102
    4/30/2004          $13,028             $13,519       $11,137
    5/31/2004          $12,956             $13,470       $11,203
    6/30/2004          $12,989             $13,519       $11,238
    7/31/2004          $13,159             $13,697       $11,220
    8/31/2004          $13,447             $13,971       $11,226
    9/30/2004          $13,512             $14,046       $11,250
   10/31/2004          $13,641             $14,166       $11,309
   11/30/2004          $13,524             $14,049       $11,315
   12/31/2004          $13,718             $14,221       $11,274
    1/31/2005          $13,923             $14,354       $11,297
    2/28/2005          $13,880             $14,306       $11,363
    3/31/2005          $13,771             $14,216       $11,451
    4/30/2005          $14,000             $14,440       $11,528
    5/31/2005          $14,088             $14,542       $11,517
    6/30/2005          $14,176             $14,632       $11,523
    7/31/2005          $14,122             $14,566       $11,576
    8/31/2005          $14,277             $14,713       $11,635
    9/30/2005          $14,177             $14,614       $11,777
   10/31/2005          $14,076             $14,526       $11,801
   11/30/2005          $14,131             $14,595       $11,706
   12/31/2005          $14,253             $14,721       $11,659
    1/31/2006          $14,286             $14,761       $11,748
    2/28/2006          $14,386             $14,860       $11,771
    3/31/2006          $14,284             $14,757       $11,836
    4/30/2006          $14,238             $14,752       $11,937
    5/31/2006          $14,282             $14,818       $11,996
    6/30/2006          $14,237             $14,762       $12,020
    7/31/2006          $14,385             $14,938       $12,056
    8/31/2006          $14,580             $15,159       $12,079
    9/30/2006          $14,671             $15,265       $12,020
   10/31/2006          $14,752             $15,361       $11,955
   11/30/2006          $14,891             $15,489       $11,937
   12/31/2006          $14,832             $15,434       $11,955
    1/31/2007          $14,796             $15,394       $11,991
    2/28/2007          $14,981             $15,597       $12,056
    3/31/2007          $14,922             $15,559       $12,165
    4/30/2007          $14,956             $15,605       $12,244
    5/31/2007          $14,896             $15,536       $12,319
    6/30/2007          $14,836             $15,455       $12,343
    7/31/2007          $14,930             $15,575       $12,340
    8/31/2007          $14,847             $15,508       $12,317
    9/30/2007          $15,048             $15,737       $12,351
   10/31/2007          $15,095             $15,807       $12,378
   11/30/2007          $15,142             $15,908       $12,451
   12/31/2007          $15,177             $15,952       $12,443
    1/31/2008          $15,248             $16,153       $12,505
    2/29/2008          $14,487             $15,414       $12,541
    3/31/2008          $14,920             $15,854       $12,650
    4/30/2008          $15,168             $16,040       $12,726
    5/31/2008          $15,261             $16,137       $12,834
    6/30/2008          $15,080             $15,955       $12,963
    7/31/2008          $15,087             $16,015       $13,031
    8/31/2008          $15,243             $16,203       $12,979
    9/30/2008          $14,400             $15,443       $12,961
   10/31/2008          $14,235             $15,285       $12,830
   11/30/2008          $13,963             $15,334       $12,584
   12/31/2008          $14,124             $15,558       $12,454
    1/31/2009          $14,534             $16,127       $12,508
    2/28/2009          $14,703             $16,212       $12,571
    3/31/2009          $14,638             $16,215       $12,601
    4/30/2009          $14,937             $16,539       $12,633
    5/31/2009          $15,099             $16,714       $12,669
    6/30/2009          $14,862             $16,557       $12,778
Total Returns            48.62%              65.57%        27.78%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   6/30/09
-------   -------
1-Year     -3.08%
5-Year     +2.55%
10-Year    +3.53%

CLASS C (7/1/99-6/30/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA
                   INSURED TAX-       BARCLAYS CAPITAL
                    FREE INCOME        MUNICIPAL BOND
DATE              FUND - CLASS C            INDEX          CPI
----            -------------------   ----------------   -------
     7/1/1999          $10,000             $10,000       $10,000
    7/31/1999          $10,004             $10,036       $10,030
    8/31/1999          $ 9,868             $ 9,956       $10,054
    9/30/1999          $ 9,872             $ 9,960       $10,102
   10/31/1999          $ 9,719             $ 9,852       $10,120
   11/30/1999          $ 9,789             $ 9,957       $10,126
   12/31/1999          $ 9,711             $ 9,883       $10,126
    1/31/2000          $ 9,623             $ 9,840       $10,156
    2/29/2000          $ 9,788             $ 9,954       $10,217
    3/31/2000          $10,029             $10,172       $10,301
    4/30/2000          $ 9,940             $10,112       $10,307
    5/31/2000          $ 9,894             $10,059       $10,319
    6/30/2000          $10,164             $10,326       $10,373
    7/31/2000          $10,289             $10,469       $10,397
    8/31/2000          $10,483             $10,631       $10,397
    9/30/2000          $10,453             $10,575       $10,451
   10/31/2000          $10,536             $10,691       $10,469
   11/30/2000          $10,610             $10,772       $10,475
   12/31/2000          $10,860             $11,038       $10,469
    1/31/2001          $10,926             $11,147       $10,535
    2/28/2001          $10,949             $11,182       $10,578
    3/31/2001          $11,041             $11,282       $10,602
    4/30/2001          $10,867             $11,160       $10,644
    5/31/2001          $10,978             $11,280       $10,692
    6/30/2001          $11,000             $11,356       $10,710
    7/31/2001          $11,166             $11,524       $10,680
    8/31/2001          $11,413             $11,714       $10,680
    9/30/2001          $11,371             $11,675       $10,728
   10/31/2001          $11,484             $11,814       $10,692
   11/30/2001          $11,433             $11,714       $10,674
   12/31/2001          $11,307             $11,603       $10,632
    1/31/2002          $11,446             $11,805       $10,656
    2/28/2002          $11,540             $11,947       $10,698
    3/31/2002          $11,274             $11,713       $10,758
    4/30/2002          $11,443             $11,942       $10,818
    5/31/2002          $11,520             $12,014       $10,818
    6/30/2002          $11,606             $12,141       $10,824
    7/31/2002          $11,730             $12,297       $10,836
    8/31/2002          $11,912             $12,445       $10,872
    9/30/2002          $12,262             $12,718       $10,890
   10/31/2002          $11,943             $12,507       $10,909
   11/30/2002          $11,897             $12,455       $10,909
   12/31/2002          $12,128             $12,718       $10,884
    1/31/2003          $12,062             $12,685       $10,933
    2/28/2003          $12,246             $12,863       $11,017
    3/31/2003          $12,267             $12,871       $11,083
    4/30/2003          $12,374             $12,955       $11,059
    5/31/2003          $12,675             $13,259       $11,041
    6/30/2003          $12,579             $13,202       $11,053
    7/31/2003          $12,072             $12,740       $11,065
    8/31/2003          $12,112             $12,835       $11,107
    9/30/2003          $12,397             $13,213       $11,143
   10/31/2003          $12,378             $13,146       $11,131
   11/30/2003          $12,557             $13,283       $11,101
   12/31/2003          $12,657             $13,393       $11,089
    1/31/2004          $12,727             $13,470       $11,143
    2/29/2004          $12,957             $13,673       $11,203
    3/31/2004          $12,888             $13,625       $11,276
    4/30/2004          $12,518             $13,302       $11,312
    5/31/2004          $12,449             $13,254       $11,378
    6/30/2004          $12,480             $13,302       $11,414
    7/31/2004          $12,653             $13,477       $11,396
    8/31/2004          $12,918             $13,748       $11,402
    9/30/2004          $12,980             $13,820       $11,426
   10/31/2004          $13,114             $13,939       $11,486
   11/30/2004          $12,992             $13,824       $11,492
   12/31/2004          $13,177             $13,993       $11,450
    1/31/2005          $13,384             $14,124       $11,474
    2/28/2005          $13,333             $14,077       $11,540
    3/31/2005          $13,229             $13,988       $11,631
    4/30/2005          $13,458             $14,209       $11,709
    5/31/2005          $13,542             $14,309       $11,697
    6/30/2005          $13,626             $14,398       $11,703
    7/31/2005          $13,574             $14,333       $11,757
    8/31/2005          $13,722             $14,478       $11,817
    9/30/2005          $13,626             $14,380       $11,961
   10/31/2005          $13,530             $14,293       $11,986
   11/30/2005          $13,582             $14,361       $11,889
   12/31/2005          $13,699             $14,485       $11,841
    1/31/2006          $13,720             $14,524       $11,931
    2/28/2006          $13,826             $14,622       $11,955
    3/31/2006          $13,718             $14,521       $12,022
    4/30/2006          $13,684             $14,516       $12,124
    5/31/2006          $13,716             $14,580       $12,184
    6/30/2006          $13,683             $14,525       $12,208
    7/31/2006          $13,825             $14,698       $12,244
    8/31/2006          $14,011             $14,916       $12,268
    9/30/2006          $14,099             $15,020       $12,208
   10/31/2006          $14,176             $15,114       $12,142
   11/30/2006          $14,308             $15,240       $12,124
   12/31/2006          $14,252             $15,186       $12,142
    1/31/2007          $14,217             $15,148       $12,179
    2/28/2007          $14,395             $15,347       $12,244
    3/31/2007          $14,338             $15,309       $12,356
    4/30/2007          $14,370             $15,355       $12,436
    5/31/2007          $14,324             $15,287       $12,512
    6/30/2007          $14,255             $15,207       $12,536
    7/31/2007          $14,356             $15,325       $12,533
    8/31/2007          $14,265             $15,259       $12,510
    9/30/2007          $14,458             $15,485       $12,545
   10/31/2007          $14,514             $15,554       $12,571
   11/30/2007          $14,547             $15,653       $12,646
   12/31/2007          $14,592             $15,697       $12,638
    1/31/2008          $14,649             $15,894       $12,700
    2/29/2008          $13,917             $15,167       $12,737
    3/31/2008          $14,321             $15,600       $12,848
    4/30/2008          $14,563             $15,783       $12,926
    5/31/2008          $14,643             $15,878       $13,034
    6/30/2008          $14,466             $15,699       $13,166
    7/31/2008          $14,453             $15,759       $13,235
    8/31/2008          $14,604             $15,943       $13,182
    9/30/2008          $13,787             $15,195       $13,164
   10/31/2008          $13,623             $15,040       $13,031
   11/30/2008          $13,347             $15,088       $12,781
   12/31/2008          $13,504             $15,308       $12,649
    1/31/2009          $13,887             $15,868       $12,704
    2/28/2009          $14,056             $15,952       $12,767
    3/31/2009          $13,972             $15,955       $12,798
    4/30/2009          $14,250             $16,273       $12,830
    5/31/2009          $14,408             $16,446       $12,867
    6/30/2009          $14,149             $16,292       $12,978
Total Returns            41.49%              62.92%        29.78%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)   6/30/09
----------------   -------
1-Year             -1.48%
5-Year             +3.12%
10-Year            +4.11%

ADVISOR CLASS (7/1/99-6/30/09)(7)

                               (PERFORMANCE GRAPH)

                FRANKLIN CALIFORNIA
                    INSURED TAX-      BARCLAYS CAPITAL
                 FREE INCOME FUND -    MUNICIPAL BOND
DATE               ADVISOR CLASS           INDEX           CPI
----            -------------------   ----------------   -------
     7/1/1999          $10,000             $10,000       $10,000
    7/31/1999          $10,006             $10,036       $10,030
    8/31/1999          $ 9,878             $ 9,956       $10,054
    9/30/1999          $ 9,886             $ 9,960       $10,102
   10/31/1999          $ 9,733             $ 9,852       $10,120
   11/30/1999          $ 9,812             $ 9,957       $10,126
   12/31/1999          $ 9,739             $ 9,883       $10,126
    1/31/2000          $ 9,663             $ 9,840       $10,156
    2/29/2000          $ 9,832             $ 9,954       $10,217
    3/31/2000          $10,071             $10,172       $10,301
    4/30/2000          $ 9,984             $10,112       $10,307
    5/31/2000          $ 9,947             $10,059       $10,319
    6/30/2000          $10,225             $10,326       $10,373
    7/31/2000          $10,356             $10,469       $10,397
    8/31/2000          $10,558             $10,631       $10,397
    9/30/2000          $10,529             $10,575       $10,451
   10/31/2000          $10,612             $10,691       $10,469
   11/30/2000          $10,700             $10,772       $10,475
   12/31/2000          $10,955             $11,038       $10,469
    1/31/2001          $11,021             $11,147       $10,535
    2/28/2001          $11,044             $11,182       $10,578
    3/31/2001          $11,146             $11,282       $10,602
    4/30/2001          $10,977             $11,160       $10,644
    5/31/2001          $11,096             $11,280       $10,692
    6/30/2001          $11,119             $11,356       $10,710
    7/31/2001          $11,298             $11,524       $10,680
    8/31/2001          $11,556             $11,714       $10,680
    9/30/2001          $11,513             $11,675       $10,728
   10/31/2001          $11,637             $11,814       $10,692
   11/30/2001          $11,588             $11,714       $10,674
   12/31/2001          $11,467             $11,603       $10,632
    1/31/2002          $11,615             $11,805       $10,656
    2/28/2002          $11,712             $11,947       $10,698
    3/31/2002          $11,445             $11,713       $10,758
    4/30/2002          $11,628             $11,942       $10,818
    5/31/2002          $11,704             $12,014       $10,818
    6/30/2002          $11,802             $12,141       $10,824
    7/31/2002          $11,939             $12,297       $10,836
    8/31/2002          $12,118             $12,445       $10,872
    9/30/2002          $12,474             $12,718       $10,890
   10/31/2002          $12,164             $12,507       $10,909
   11/30/2002          $12,129             $12,455       $10,909
   12/31/2002          $12,364             $12,718       $10,884
    1/31/2003          $12,303             $12,685       $10,933
    2/28/2003          $12,493             $12,863       $11,017
    3/31/2003          $12,524             $12,871       $11,083
    4/30/2003          $12,640             $12,955       $11,059
    5/31/2003          $12,944             $13,259       $11,041
    6/30/2003          $12,862             $13,202       $11,053
    7/31/2003          $12,348             $12,740       $11,065
    8/31/2003          $12,391             $12,835       $11,107
    9/30/2003          $12,695             $13,213       $11,143
   10/31/2003          $12,683             $13,146       $11,131
   11/30/2003          $12,867             $13,283       $11,101
   12/31/2003          $12,973             $13,393       $11,089
    1/31/2004          $13,061             $13,470       $11,143
    2/29/2004          $13,288             $13,673       $11,203
    3/31/2004          $13,228             $13,625       $11,276
    4/30/2004          $12,861             $13,302       $11,312
    5/31/2004          $12,792             $13,254       $11,378
    6/30/2004          $12,836             $13,302       $11,414
    7/31/2004          $13,009             $13,477       $11,396
    8/31/2004          $13,293             $13,748       $11,402
    9/30/2004          $13,363             $13,820       $11,426
   10/31/2004          $13,505             $13,939       $11,486
   11/30/2004          $13,387             $13,824       $11,492
   12/31/2004          $13,587             $13,993       $11,450
    1/31/2005          $13,795             $14,124       $11,474
    2/28/2005          $13,759             $14,077       $11,540
    3/31/2005          $13,660             $13,988       $11,631
    4/30/2005          $13,889             $14,209       $11,709
    5/31/2005          $13,988             $14,309       $11,697
    6/30/2005          $14,083             $14,398       $11,703
    7/31/2005          $14,031             $14,333       $11,757
    8/31/2005          $14,195             $14,478       $11,817
    9/30/2005          $14,100             $14,380       $11,961
   10/31/2005          $14,004             $14,293       $11,986
   11/30/2005          $14,068             $14,361       $11,889
   12/31/2005          $14,197             $14,485       $11,841
    1/31/2006          $14,233             $14,524       $11,931
    2/28/2006          $14,334             $14,622       $11,955
    3/31/2006          $14,244             $14,521       $12,022
    4/30/2006          $14,201             $14,516       $12,124
    5/31/2006          $14,258             $14,580       $12,184
    6/30/2006          $14,217             $14,525       $12,208
    7/31/2006          $14,373             $14,698       $12,244
    8/31/2006          $14,576             $14,916       $12,268
    9/30/2006          $14,659             $15,020       $12,208
   10/31/2006          $14,762             $15,114       $12,142
   11/30/2006          $14,905             $15,240       $12,124
   12/31/2006          $14,850             $15,186       $12,142
    1/31/2007          $14,826             $15,148       $12,179
    2/28/2007          $15,016             $15,347       $12,244
    3/31/2007          $14,954             $15,309       $12,356
    4/30/2007          $15,008             $15,355       $12,436
    5/31/2007          $14,955             $15,287       $12,512
    6/30/2007          $14,899             $15,207       $12,536
    7/31/2007          $15,003             $15,325       $12,533
    8/31/2007          $14,925             $15,259       $12,510
    9/30/2007          $15,131             $15,485       $12,545
   10/31/2007          $15,191             $15,554       $12,571
   11/30/2007          $15,232             $15,653       $12,646
   12/31/2007          $15,286             $15,697       $12,638
    1/31/2008          $15,364             $15,894       $12,700
    2/29/2008          $14,597             $15,167       $12,737
    3/31/2008          $15,033             $15,600       $12,848
    4/30/2008          $15,283             $15,783       $12,926
    5/31/2008          $15,375             $15,878       $13,034
    6/30/2008          $15,195             $15,699       $13,166
    7/31/2008          $15,201             $15,759       $13,235
    8/31/2008          $15,354             $15,943       $13,182
    9/30/2008          $14,508             $15,195       $13,164
   10/31/2008          $14,340             $15,040       $13,031
   11/30/2008          $14,063             $15,088       $12,781
   12/31/2008          $14,231             $15,308       $12,649
    1/31/2009          $14,643             $15,868       $12,704
    2/28/2009          $14,826             $15,952       $12,767
    3/31/2009          $14,752             $15,955       $12,798
    4/30/2009          $15,055             $16,273       $12,830
    5/31/2009          $15,229             $16,446       $12,867
    6/30/2009          $14,960             $16,292       $12,978
Total Returns            49.60%              62.92%        29.78%


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 6/30/09.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative total return of Advisor Class shares was +4.37%.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period.

     "IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,051.30             $3.10
Hypothetical (5% return before expenses)         $1,000           $1,021.77             $3.06
CLASS B
Actual                                           $1,000           $1,048.30             $5.89
Hypothetical (5% return before expenses)         $1,000           $1,019.04             $5.81
CLASS C
Actual                                           $1,000           $1,048.00             $5.89
Hypothetical (5% return before expenses)         $1,000           $1,019.04             $5.81
ADVISOR CLASS
Actual                                           $1,000           $1,051.80             $2.59
Hypothetical (5% return before expenses)         $1,000           $1,022.27             $2.56

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.61%; B: 1.16%; C: 1.16%; and Advisor:
     0.51%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin California Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*

Franklin California Intermediate-Term Tax-Free Income Fund 6/30/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               13.1%
AA                                21.6%
A                                 44.4%
BBB                                7.2%
Below Investment Grade             0.5%
Not Rated by S&P                  13.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       1.4%
A              1.3%      3.1%
BBB or Baa     2.9%      4.5%
               ---       ---
Total          4.2%      9.0%
               ===       ===

This annual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


                               Annual Report | 17

DIVIDEND DISTRIBUTIONS*

Franklin California Intermediate-Term Tax-Free Income Fund

                             DIVIDEND PER SHARE
                 -----------------------------------------
MONTH              CLASS A      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ---------------
July 2008        3.60 cents   3.08 cents              --
August 2008      3.60 cents   3.08 cents              --
September 2008   3.70 cents   3.19 cents              --
October 2008     3.70 cents   3.19 cents              --
November 2008    3.70 cents   3.19 cents      2.40 cents
December 2008    3.77 cents   3.29 cents      3.85 cents
January 2009     3.77 cents   3.29 cents      3.85 cents
February 2009    3.77 cents   3.29 cents      3.85 cents
March 2009       3.77 cents   3.27 cents      3.86 cents
April 2009       3.77 cents   3.27 cents      3.86 cents
May 2009         3.77 cents   3.27 cents      3.86 cents
June 2009        3.77 cents   3.26 cents      3.86 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 10/31/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.27 on June 30, 2008, to $10.87 on June 30, 2009. The Fund's Class A shares paid dividends totaling 44.87 cents per share for the same period.(2) The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07%, based on an annualization of the current 3.77 cent per share dividend and the maximum offering price of $11.12 on June 30, 2009. An investor in the 2009 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 6.90% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               18 | Annual Report

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, our portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California
Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN

Franklin California Intermediate-Term Tax-Free Income Fund 6/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Hospital & Health Care                          21.5%
General Obligation                              16.6%
Tax-Supported                                   13.8%
Utilities                                       11.8%
Subject to Government Appropriations            11.7%
Other Revenue                                    8.7%
Transportation                                   4.7%
Prerefunded                                      6.8%
Housing                                          4.0%
Higher Education                                 0.4%

*    Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 19

Performance Summary as of 6/30/09

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKCIX)                      CHANGE   6/30/09    6/30/08
-----------------------                      ------   -------   --------
Net Asset Value (NAV)                        -$0.40    $10.87    $11.27
DISTRIBUTIONS (7/1/08-6/30/09)
Dividend Income                    $0.4487

CLASS C (SYMBOL: FCCIX)                      CHANGE   6/30/09    6/30/08
-----------------------                      ------   -------   --------
Net Asset Value (NAV)                        -$0.40    $10.89    $11.29
DISTRIBUTIONS (7/1/08-6/30/09)
Dividend Income                    $0.3883

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   6/30/09   10/31/08
---------------------------                  ------   -------   --------
Net Asset Value (NAV)                        +$0.27    $10.87    $10.60
DISTRIBUTIONS (10/31/08-6/30/09)
Dividend Income                    $0.3076


                               20 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A(1)                                          1-YEAR    5-YEAR    10-YEAR
----------                                          ------   -------   ---------
Cumulative Total Return(2)                          +0.51%   +15.74%    +47.53%
Average Annual Total Return(3)                      -1.76%    +2.50%     +3.73%
   Distribution Rate(4)                      4.07%
   Taxable Equivalent Distribution Rate(5)   6.90%
   30-Day Standardized Yield(6)              3.78%
   Taxable Equivalent Yield(5)               6.41%
   Total Annual Operating Expenses(7)        0.66%

                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (7/1/03)
-------                                             ------   -------   ---------
Cumulative Total Return(2)                          -0.05%   +12.69%    +12.82%
Average Annual Total Return(3)                      -1.01%    +2.42%     +2.03%
   Distribution Rate(4)                      3.59%
   Taxable Equivalent Distribution Rate(5)   6.09%
   30-Day Standardized Yield(6)              3.34%
   Taxable Equivalent Yield(5)               5.67%
   Total Annual Operating Expenses(7)        1.21%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR    10-YEAR
----------------                                    ------   -------   ---------
Cumulative Total Return(2)                          +0.57%   +15.81%    +47.61%
Average Annual Total Return(3)                      +0.57%    +2.98%     +3.97%
   Distribution Rate(4)                      4.26%
   Taxable Equivalent Distribution Rate(5)   7.23%
   30-Day Standardized Yield(6)              3.96%
   Taxable Equivalent Yield(5)               6.72%
   Total Annual Operating Expenses(7)        0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   6/30/09
----------   -------
1-Year        -1.76%
5-Year        +2.50%
10-Year       +3.73%

                          CLASS A (7/1/99-6/30/09)(1)

                              (PERFORMANCE GRAPH)

               FRANKLIN CALIFORNIA    BARCLAYS CAPITAL
             INTERMEDIATE-TERM TAX-    MUNICIPAL BOND
               FREE INCOME FUND -      INDEX: 10-YEAR
DATE                 CLASS A              COMPONENT        CPI
----         ----------------------   ----------------   -------
7/1/1999             $ 9,778               $10,000       $10,000
7/31/1999            $ 9,842               $10,067       $10,030
8/31/1999            $ 9,808               $10,030       $10,054
9/30/1999            $ 9,847               $10,064       $10,102
10/31/1999           $ 9,760               $ 9,993       $10,120
11/30/1999           $ 9,843               $10,102       $10,126
12/31/1999           $ 9,746               $10,049       $10,126
1/31/2000            $ 9,759               $10,008       $10,156
2/29/2000            $ 9,835               $10,087       $10,217
3/31/2000            $10,012               $10,283       $10,301
4/30/2000            $ 9,951               $10,231       $10,307
5/31/2000            $ 9,945               $10,171       $10,319
6/30/2000            $10,162               $10,447       $10,373
7/31/2000            $10,286               $10,592       $10,397
8/31/2000            $10,458               $10,756       $10,397
9/30/2000            $10,442               $10,706       $10,451
10/31/2000           $10,502               $10,816       $10,469
11/30/2000           $10,544               $10,875       $10,475
12/31/2000           $10,708               $11,131       $10,469
1/31/2001            $10,836               $11,274       $10,535
2/28/2001            $10,868               $11,293       $10,578
3/31/2001            $10,909               $11,389       $10,602
4/30/2001            $10,786               $11,248       $10,644
5/31/2001            $10,915               $11,371       $10,692
6/30/2001            $10,967               $11,439       $10,710
7/31/2001            $11,096               $11,595       $10,680
8/31/2001            $11,285               $11,793       $10,680
9/30/2001            $11,269               $11,777       $10,728
10/31/2001           $11,380               $11,923       $10,692
11/30/2001           $11,294               $11,769       $10,674
12/31/2001           $11,184               $11,644       $10,632
1/31/2002            $11,364               $11,864       $10,656
2/28/2002            $11,484               $12,034       $10,698
3/31/2002            $11,220               $11,786       $10,758
4/30/2002            $11,438               $12,059       $10,818
5/31/2002            $11,526               $12,116       $10,818
6/30/2002            $11,605               $12,267       $10,824
7/31/2002            $11,734               $12,430       $10,836
8/31/2002            $11,894               $12,592       $10,872
9/30/2002            $12,137               $12,892       $10,890
10/31/2002           $11,857               $12,658       $10,909
11/30/2002           $11,822               $12,554       $10,909
12/31/2002           $12,047               $12,829       $10,884
1/31/2003            $11,961               $12,760       $10,933
2/28/2003            $12,145               $12,981       $11,017
3/31/2003            $12,142               $12,987       $11,083
4/30/2003            $12,223               $13,084       $11,059
5/31/2003            $12,493               $13,459       $11,041
6/30/2003            $12,405               $13,394       $11,053
7/31/2003            $11,957               $12,832       $11,065
8/31/2003            $12,059               $12,942       $11,107
9/30/2003            $12,386               $13,378       $11,143
10/31/2003           $12,318               $13,276       $11,131
11/30/2003           $12,421               $13,419       $11,101
12/31/2003           $12,525               $13,560       $11,089
1/31/2004            $12,585               $13,617       $11,143
2/29/2004            $12,809               $13,857       $11,203
3/31/2004            $12,750               $13,778       $11,276
4/30/2004            $12,452               $13,397       $11,312
5/31/2004            $12,395               $13,405       $11,378
6/30/2004            $12,467               $13,450       $11,414
7/31/2004            $12,605               $13,634       $11,396
8/31/2004            $12,843               $13,933       $11,402
9/30/2004            $12,905               $14,007       $11,426
10/31/2004           $13,000               $14,118       $11,486
11/30/2004           $12,884               $13,959       $11,492
12/31/2004           $13,024               $14,123       $11,450
1/31/2005            $13,131               $14,242       $11,474
2/28/2005            $13,058               $14,152       $11,540
3/31/2005            $12,951               $14,029       $11,631
4/30/2005            $13,172               $14,300       $11,709
5/31/2005            $13,223               $14,397       $11,697
6/30/2005            $13,297               $14,480       $11,703
7/31/2005            $13,223               $14,356       $11,757
8/31/2005            $13,344               $14,531       $11,817
9/30/2005            $13,270               $14,399       $11,961
10/31/2005           $13,184               $14,290       $11,986
11/30/2005           $13,247               $14,378       $11,889
12/31/2005           $13,346               $14,510       $11,841
1/31/2006            $13,387               $14,557       $11,931
2/28/2006            $13,451               $14,643       $11,955
3/31/2006            $13,353               $14,493       $12,022
4/30/2006            $13,336               $14,467       $12,124
5/31/2006            $13,390               $14,567       $12,184
6/30/2006            $13,349               $14,501       $12,208
7/31/2006            $13,498               $14,695       $12,244
8/31/2006            $13,682               $14,946       $12,268
9/30/2006            $13,762               $15,055       $12,208
10/31/2006           $13,842               $15,145       $12,142
11/30/2006           $13,933               $15,265       $12,124
12/31/2006           $13,869               $15,194       $12,142
1/31/2007            $13,841               $15,126       $12,179
2/28/2007            $13,994               $15,338       $12,244
3/31/2007            $13,990               $15,307       $12,356
4/30/2007            $14,009               $15,355       $12,436
5/31/2007            $13,956               $15,276       $12,512
6/30/2007            $13,902               $15,194       $12,536
7/31/2007            $13,995               $15,331       $12,533
8/31/2007            $13,990               $15,368       $12,510
9/30/2007            $14,145               $15,574       $12,545
10/31/2007           $14,214               $15,628       $12,571
11/30/2007           $14,283               $15,801       $12,646
12/31/2007           $14,303               $15,845       $12,638
1/31/2008            $14,498               $16,167       $12,700
2/29/2008            $13,977               $15,496       $12,737
3/31/2008            $14,261               $15,895       $12,848
4/30/2008            $14,370               $15,989       $12,926
5/31/2008            $14,478               $16,069       $13,034
6/30/2008            $14,359               $15,902       $13,166
7/31/2008            $14,405               $16,024       $13,235
8/31/2008            $14,566               $16,249       $13,182
9/30/2008            $13,971               $15,659       $13,164
10/31/2008           $13,686               $15,530       $13,031
11/30/2008           $13,681               $15,735       $12,781
12/31/2008           $13,549               $16,086       $12,649
1/31/2009            $14,118               $16,841       $12,704
2/28/2009            $14,219               $16,713       $12,767
3/31/2009            $14,229               $16,634       $12,798
4/30/2009            $14,489               $16,939       $12,830
5/31/2009            $14,631               $17,030       $12,867
6/30/2009            $14,426               $16,790       $12,978

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    6/30/09
-------                    -------
1-Year                      -1.01%
5-Year                      +2.42%
Since Inception (7/1/03)    +2.03%

                            CLASS C (7/1/03-6/30/09)

                              (PERFORMANCE GRAPH)

                 FRANKLIN CALIFORNIA         BARCLAYS CAPITAL
               INTERMEDIATE-TERM TAX-     MUNICIPAL BOND INDEX:
DATE         FREE INCOME FUND - CLASS C     10-YEAR COMPONENT       CPI
----         --------------------------   ---------------------   -------
7/1/2003               $10,000                   $10,000          $10,000
7/31/2003              $ 9,641                   $ 9,580          $10,011
8/31/2003              $ 9,719                   $ 9,662          $10,049
9/30/2003              $ 9,977                   $ 9,988          $10,082
10/31/2003             $ 9,918                   $ 9,911          $10,071
11/30/2003             $10,005                   $10,018          $10,044
12/31/2003             $10,084                   $10,124          $10,033
1/31/2004              $10,128                   $10,167          $10,082
2/29/2004              $10,302                   $10,345          $10,136
3/31/2004              $10,242                   $10,286          $10,201
4/30/2004              $ 9,998                   $10,002          $10,234
5/31/2004              $ 9,956                   $10,008          $10,294
6/30/2004              $10,000                   $10,042          $10,327
7/31/2004              $10,106                   $10,179          $10,310
8/31/2004              $10,300                   $10,402          $10,316
9/30/2004              $10,345                   $10,457          $10,338
10/31/2004             $10,417                   $10,541          $10,392
11/30/2004             $10,320                   $10,421          $10,397
12/31/2004             $10,426                   $10,544          $10,359
1/31/2005              $10,507                   $10,633          $10,381
2/28/2005              $10,444                   $10,566          $10,441
3/31/2005              $10,354                   $10,474          $10,523
4/30/2005              $10,525                   $10,676          $10,593
5/31/2005              $10,561                   $10,748          $10,582
6/30/2005              $10,615                   $10,810          $10,588
7/31/2005              $10,551                   $10,718          $10,637
8/31/2005              $10,642                   $10,848          $10,691
9/30/2005              $10,578                   $10,750          $10,822
10/31/2005             $10,505                   $10,668          $10,844
11/30/2005             $10,551                   $10,735          $10,757
12/31/2005             $10,624                   $10,833          $10,713
1/31/2006              $10,652                   $10,868          $10,795
2/28/2006              $10,698                   $10,933          $10,817
3/31/2006              $10,615                   $10,820          $10,876
4/30/2006              $10,597                   $10,801          $10,969
5/31/2006              $10,644                   $10,875          $11,023
6/30/2006              $10,598                   $10,826          $11,045
7/31/2006              $10,720                   $10,971          $11,078
8/31/2006              $10,861                   $11,158          $11,100
9/30/2006              $10,919                   $11,240          $11,045
10/31/2006             $10,969                   $11,307          $10,985
11/30/2006             $11,037                   $11,397          $10,969
12/31/2006             $10,991                   $11,343          $10,985
1/31/2007              $10,964                   $11,292          $11,019
2/28/2007              $11,081                   $11,451          $11,078
3/31/2007              $11,063                   $11,428          $11,179
4/30/2007              $11,083                   $11,464          $11,251
5/31/2007              $11,036                   $11,405          $11,320
6/30/2007              $10,988                   $11,343          $11,342
7/31/2007              $11,056                   $11,446          $11,339
8/31/2007              $11,037                   $11,474          $11,318
9/30/2007              $11,164                   $11,627          $11,349
10/31/2007             $11,204                   $11,668          $11,374
11/30/2007             $11,263                   $11,797          $11,441
12/31/2007             $11,263                   $11,830          $11,434
1/31/2008              $11,421                   $12,070          $11,490
2/29/2008              $11,007                   $11,569          $11,524
3/31/2008              $11,215                   $11,867          $11,624
4/30/2008              $11,305                   $11,937          $11,694
5/31/2008              $11,375                   $11,997          $11,793
6/30/2008              $11,276                   $11,872          $11,912
7/31/2008              $11,307                   $11,964          $11,974
8/31/2008              $11,428                   $12,131          $11,926
9/30/2008              $10,957                   $11,691          $11,910
10/31/2008             $10,729                   $11,594          $11,789
11/30/2008             $10,720                   $11,747          $11,564
12/31/2008             $10,612                   $12,009          $11,444
1/31/2009              $11,052                   $12,574          $11,494
2/28/2009              $11,136                   $12,478          $11,551
3/31/2009              $11,139                   $12,419          $11,579
4/30/2009              $11,336                   $12,646          $11,608
5/31/2009              $11,442                   $12,714          $11,642
6/30/2009              $11,282                   $12,535          $11,742


                               22 | Annual Report

                       ADVISOR CLASS (7/1/99-6/30/09)(8)

                              (PERFORMANCE GRAPH)

                 FRANKLIN CALIFORNIA          BARCLAYS CAPITAL
             INTERMEDIATE-TERM TAX-FREE    MUNICIPAL BOND INDEX:
DATE         INCOME FUND - ADVISOR CLASS     10-YEAR COMPONENT       CPI
----         ---------------------------   ---------------------   -------
7/1/1999               $10,000                    $10,000          $10,000
7/31/1999              $10,063                    $10,067          $10,030
8/31/1999              $10,032                    $10,030          $10,054
9/30/1999              $10,070                    $10,064          $10,102
10/31/1999             $ 9,978                    $ 9,993          $10,120
11/30/1999             $10,068                    $10,102          $10,126
12/31/1999             $ 9,969                    $10,049          $10,126
1/31/2000              $ 9,981                    $10,008          $10,156
2/29/2000              $10,057                    $10,087          $10,217
3/31/2000              $10,237                    $10,283          $10,301
4/30/2000              $10,174                    $10,231          $10,307
5/31/2000              $10,173                    $10,171          $10,319
6/30/2000              $10,394                    $10,447          $10,373
7/31/2000              $10,520                    $10,592          $10,397
8/31/2000              $10,696                    $10,756          $10,397
9/30/2000              $10,678                    $10,706          $10,451
10/31/2000             $10,742                    $10,816          $10,469
11/30/2000             $10,783                    $10,875          $10,475
12/31/2000             $10,948                    $11,131          $10,469
1/31/2001              $11,080                    $11,274          $10,535
2/28/2001              $11,109                    $11,293          $10,578
3/31/2001              $11,153                    $11,389          $10,602
4/30/2001              $11,031                    $11,248          $10,644
5/31/2001              $11,163                    $11,371          $10,692
6/30/2001              $11,212                    $11,439          $10,710
7/31/2001              $11,349                    $11,595          $10,680
8/31/2001              $11,543                    $11,793          $10,680
9/30/2001              $11,521                    $11,777          $10,728
10/31/2001             $11,640                    $11,923          $10,692
11/30/2001             $11,549                    $11,769          $10,674
12/31/2001             $11,438                    $11,644          $10,632
1/31/2002              $11,622                    $11,864          $10,656
2/28/2002              $11,741                    $12,034          $10,698
3/31/2002              $11,470                    $11,786          $10,758
4/30/2002              $11,698                    $12,059          $10,818
5/31/2002              $11,788                    $12,116          $10,818
6/30/2002              $11,863                    $12,267          $10,824
7/31/2002              $11,999                    $12,430          $10,836
8/31/2002              $12,161                    $12,592          $10,872
9/30/2002              $12,410                    $12,892          $10,890
10/31/2002             $12,124                    $12,658          $10,909
11/30/2002             $12,087                    $12,554          $10,909
12/31/2002             $12,319                    $12,829          $10,884
1/31/2003              $12,232                    $12,760          $10,933
2/28/2003              $12,416                    $12,981          $11,017
3/31/2003              $12,416                    $12,987          $11,083
4/30/2003              $12,498                    $13,084          $11,059
5/31/2003              $12,772                    $13,459          $11,041
6/30/2003              $12,684                    $13,394          $11,053
7/31/2003              $12,227                    $12,832          $11,065
8/31/2003              $12,329                    $12,942          $11,107
9/30/2003              $12,665                    $13,378          $11,143
10/31/2003             $12,597                    $13,276          $11,131
11/30/2003             $12,698                    $13,419          $11,101
12/31/2003             $12,808                    $13,560          $11,089
1/31/2004              $12,870                    $13,617          $11,143
2/29/2004              $13,092                    $13,857          $11,203
3/31/2004              $13,037                    $13,778          $11,276
4/30/2004              $12,732                    $13,397          $11,312
5/31/2004              $12,670                    $13,405          $11,378
6/30/2004              $12,747                    $13,450          $11,414
7/31/2004              $12,887                    $13,634          $11,396
8/31/2004              $13,133                    $13,933          $11,402
9/30/2004              $13,196                    $14,007          $11,426
10/31/2004             $13,290                    $14,118          $11,486
11/30/2004             $13,174                    $13,959          $11,492
12/31/2004             $13,318                    $14,123          $11,450
1/31/2005              $13,426                    $14,242          $11,474
2/28/2005              $13,352                    $14,152          $11,540
3/31/2005              $13,244                    $14,029          $11,631
4/30/2005              $13,465                    $14,300          $11,709
5/31/2005              $13,522                    $14,397          $11,697
6/30/2005              $13,599                    $14,480          $11,703
7/31/2005              $13,520                    $14,356          $11,757
8/31/2005              $13,647                    $14,531          $11,817
9/30/2005              $13,571                    $14,399          $11,961
10/31/2005             $13,481                    $14,290          $11,986
11/30/2005             $13,548                    $14,378          $11,889
12/31/2005             $13,649                    $14,510          $11,841
1/31/2006              $13,688                    $14,557          $11,931
2/28/2006              $13,750                    $14,643          $11,955
3/31/2006              $13,654                    $14,493          $12,022
4/30/2006              $13,633                    $14,467          $12,124
5/31/2006              $13,693                    $14,567          $12,184
6/30/2006              $13,651                    $14,501          $12,208
7/31/2006              $13,804                    $14,695          $12,244
8/31/2006              $13,994                    $14,946          $12,268
9/30/2006              $14,071                    $15,055          $12,208
10/31/2006             $14,155                    $15,145          $12,142
11/30/2006             $14,247                    $15,265          $12,124
12/31/2006             $14,180                    $15,194          $12,142
1/31/2007              $14,156                    $15,126          $12,179
2/28/2007              $14,309                    $15,338          $12,244
3/31/2007              $14,306                    $15,307          $12,356
4/30/2007              $14,328                    $15,355          $12,436
5/31/2007              $14,273                    $15,276          $12,512
6/30/2007              $14,215                    $15,194          $12,536
7/31/2007              $14,312                    $15,331          $12,533
8/31/2007              $14,306                    $15,368          $12,510
9/30/2007              $14,462                    $15,574          $12,545
10/31/2007             $14,537                    $15,628          $12,571
11/30/2007             $14,607                    $15,801          $12,646
12/31/2007             $14,626                    $15,845          $12,638
1/31/2008              $14,823                    $16,167          $12,700
2/29/2008              $14,291                    $15,496          $12,737
3/31/2008              $14,583                    $15,895          $12,848
4/30/2008              $14,692                    $15,989          $12,926
5/31/2008              $14,804                    $16,069          $13,034
6/30/2008              $14,682                    $15,902          $13,166
7/31/2008              $14,729                    $16,024          $13,235
8/31/2008              $14,893                    $16,249          $13,182
9/30/2008              $14,288                    $15,659          $13,164
10/31/2008             $13,997                    $15,530          $13,031
11/30/2008             $13,990                    $15,735          $12,781
12/31/2008             $13,861                    $16,086          $12,649
1/31/2009              $14,442                    $16,841          $12,704
2/28/2009              $14,556                    $16,713          $12,767
3/31/2009              $14,573                    $16,634          $12,798
4/30/2009              $14,838                    $16,939          $12,830
5/31/2009              $14,982                    $17,030          $12,867
6/30/2009              $14,761                    $16,790          $12,978

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   6/30/09
----------------   -------
1-Year              +0.57%
5-Year              +2.98%
10-Year             +3.97%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 6/30/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative total return of Advisor Class shares was +5.49%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index: 10-Year
     Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
     Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,064.90              $3.43
Hypothetical (5% return before expenses)         $1,000           $1,021.47              $3.36
CLASS C
Actual                                           $1,000           $1,061.90              $6.24
Hypothetical (5% return before expenses)         $1,000           $1,018.74              $6.11
ADVISOR CLASS
Actual                                           $1,000           $1,065.40              $2.92
Hypothetical (5% return before expenses)         $1,000           $1,021.97              $2.86

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 25

Franklin California
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

This annual report for Franklin California Tax-Exempt Money Fund covers the fiscal year ended June 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

With declining short-term interest rates, money market portfolio yields decreased during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield fell from 0.99% at the beginning of the period to 0.00% on June 30, 2009.

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's total assets in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 57.


                               26 | Annual Report

MANAGER'S DISCUSSION

Short-term municipal bond yields experienced a great deal of volatility during the reporting period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, had a rate as high as 7.96% on September 24, 2008. Investors became very selective in the credits and the credit enhancements they purchased due to problems at several investment banks. This "flight to quality" caused a lack of eligible money fund supply and increased demand, which pushed yields to very low levels. As of June 30, 2009, the SIFMA Municipal Swap Index rate had fallen to 0.35%.(2) Franklin California Tax-Exempt Money Fund was very selective, and bought the highest quality securities. This resulted in a 0.00% yield by the end of the reporting period.

During the period under review, the Fund participated in several issues including Bay Area Toll Authority variable rate demand notes, California School Cash Reserve revenue anticipation notes, and Orange County tax and revenue anticipation notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

PORTFOLIO BREAKDOWN

Franklin California Tax-Exempt Money Fund 6/30/09

                       % OF TOTAL
                      INVESTMENTS
                      -----------
Variable Rate Notes      94.9%
Notes and Bonds           5.1%

PERFORMANCE SUMMARY

Franklin California Tax-Exempt Money Fund
SYMBOL: FCLXX
6/30/09

Seven-day effective yield(1)         0.00%
Seven-day annualized yield           0.00%
Taxable equivalent yield(2)          0.00%
Total annual operating expenses(3)   0.57%

(1.) Seven-day effective yield assumes the compounding of daily dividends, if any.

(2.) Taxable equivalent yield assumes the published rates as of 6/29/09 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(3.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. To avoid a negative yield, the investment manager, fund administrator and fund distributor have voluntarily agreed to waive or limit their respective fees, assume as their own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund. These waivers, expense reimbursements and capital infusions, which are not reflected in the table above, are voluntary and may be modified or discontinued by the investment manager, fund administrator or distributor at any time. There is no guarantee the Fund will be able to avoid a negative yield. Annualized and effective yields are for the seven-day period ended 6/30/09. The Fund's average weighted maturity was 15 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria. The index is unmanaged and does not reflect management fees and expenses that affect Fund performance. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               Annual Report | 27

Your Fund's Expenses

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases;

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               28 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/1/09      VALUE 6/30/09   PERIOD* 1/1/09-6/30/09
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $1,000.10              $1.69
Hypothetical (5% return before expenses)         $1,000           $1,023.11              $1.71

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.34%, net of voluntary expense waivers, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 29

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                         YEAR ENDED JUNE 30,
                                                   --------------------------------------------------------------
                                                      2009         2008         2007         2006         2005
                                                   ----------   ----------   ----------   ----------   ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    12.19   $    12.48   $    12.43   $    12.85   $    12.24
                                                   ----------   ----------   ----------   ----------   ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.55         0.54         0.54         0.55         0.55
   Net realized and unrealized gains (losses) ..        (0.75)       (0.29)        0.05        (0.43)        0.62
                                                   ----------   ----------   ----------   ----------   ----------
Total from investment operations ...............        (0.20)        0.25         0.59         0.12         1.17
                                                   ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income ..        (0.54)       (0.54)       (0.54)       (0.54)       (0.56)
                                                   ----------   ----------   ----------   ----------   ----------
Redemption fees(c, d) ..........................           --           --           --           --           --
                                                   ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ...................   $    11.45   $    12.19   $    12.48   $    12.43   $    12.85
                                                   ==========   ==========   ==========   ==========   ==========
Total return(e) ................................        (1.54)%       1.98%        4.79%        0.96%        9.70%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.61%        0.61%        0.61%        0.61%        0.61%
Net investment income ..........................         4.74%        4.33%        4.29%        4.34%        4.38%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,780,448   $1,875,898   $1,810,358   $1,751,279   $1,780,642

Portfolio turnover rate ........................        13.04%       13.14%        6.77%        5.75%        3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                YEAR ENDED JUNE 30,
                                                   -----------------------------------------------
                                                     2009      2008      2007     2006       2005
                                                   -------   -------   -------   -------   -------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 12.26   $ 12.54   $ 12.49   $ 12.91   $ 12.29
                                                   -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................      0.49      0.47      0.48      0.48      0.49
   Net realized and unrealized gains (losses) ..     (0.76)    (0.28)     0.04     (0.43)     0.62
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............     (0.27)     0.19      0.52      0.05      1.11
                                                   -------   -------   -------   -------   -------
Less distributions from net investment income ..     (0.48)    (0.47)    (0.47)    (0.47)    (0.49)
                                                   -------   -------   -------   -------   -------
Redemption fees(c, d) ..........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 11.51   $ 12.26   $ 12.54   $ 12.49   $ 12.91
                                                   =======   =======   =======   =======   =======
Total return(e) ................................     (2.14)%    1.49%     4.20%     0.41%     9.15%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.15%     1.16%     1.16%     1.16%     1.16%
Net investment income ..........................      4.20%     3.78%     3.74%     3.79%     3.83%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $31,963   $48,875   $59,127   $68,922   $78,038
Portfolio turnover rate ........................     13.04%    13.14%     6.77%     5.75%     3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                    YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------
                                                     2009       2008       2007       2006       2005
                                                   --------   --------   --------   --------   --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  12.32   $  12.60   $  12.55   $  12.97   $  12.34
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.49       0.47       0.48       0.48       0.49
   Net realized and unrealized gains (losses) ..      (0.76)     (0.28)      0.04      (0.43)      0.63
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............      (0.27)      0.19       0.52       0.05       1.12

                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.48)     (0.47)     (0.47)     (0.47)     (0.49)
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  11.57   $  12.32   $  12.60   $  12.55   $  12.97
                                                   ========   ========   ========   ========   ========
Total return(e) ................................      (2.15)%     1.48%      4.17%      0.40%      9.19%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.16%      1.16%      1.16%      1.16%      1.16%
Net investment income ..........................       4.19%      3.78%      3.74%      3.79%      3.83%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $186,238   $163,407   $139,476   $133,560   $129,156
Portfolio turnover rate ........................      13.04%     13.14%      6.77%      5.75%      3.87%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                       JUNE 30,
                                                        2009(a)
                                                     ------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $11.33
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.37
   Net realized and unrealized gains (losses) ....        0.12
                                                        ------
Total from investment operations .................        0.49
                                                        ------
Less distributions from net investment income ....       (0.37)
                                                        ------
Net asset value, end of period ...................      $11.45
                                                        ======
Total return(d) ..................................        4.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.51%
Net investment income ............................        4.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $2,100
Portfolio turnover rate ..........................       13.04%

(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2009

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS 98.9%
    CALIFORNIA 98.9%
    ABAG Finance Authority for Nonprofit Corps. COP,
       Lincoln Child Center Inc., California Mortgage Insured, 6.125%,
          11/01/24 .............................................................   $ 1,950,000   $    1,950,293
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%,
          2/15/30 ..............................................................     3,500,000        3,407,005
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...........     5,000,000        4,864,250
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       Poway Retirement Housing Foundation Housing Inc. Project, Series A,
          California Mortgage Insured, 5.375%, 11/15/25 ........................     5,145,000        4,784,541
       Sansum-Santa Barbara, Refunding, Series A, California Mortgage Insured,
          5.60%, 4/01/26 .......................................................     2,750,000        2,708,667
    ABAG Financial Authority for Nonprofit Corps. California Health
       Facilities Revenue, Institute on Aging, California Mortgage Insured,
       5.65%, 8/15/38 ..........................................................     9,000,000        8,175,960
    Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC
       Insured, zero cpn., 8/01/25 .............................................     9,045,000        4,083,637
    Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
       5.25% thereafter, 10/01/21 ..............................................    64,660,000       49,922,693
       5.45% thereafter, 10/01/25 ..............................................    25,000,000       18,332,000
    Alameda Power and Telecommunication Electric System Revenue COP,
       Refunding, Series A, MBIA Insured, 5.75%, 7/01/30 .......................     3,305,000        3,353,319
    Alhambra City Elementary School District GO,
       Capital Appreciation, Election of 1999, Series B, FGIC Insured, zero
       cpn., 9/01/27 ...........................................................     3,035,000          931,806
    Series A, FSA Insured, Pre-Refunded, 5.60%, 9/01/24 ........................     2,065,000        2,102,005
    Alisal USD, GO, Capital Appreciation, Election of 2006, Series B, Assured
       Guaranty, zero cpn.,
       8/01/32 .................................................................     3,355,000          715,756
       8/01/33 .................................................................     3,610,000          715,249
       2/01/34 .................................................................     3,345,000          639,330
    Alum Rock Union Elementary School District GO, Election of 2008, Series
       A, Assured Guaranty, 5.00%, 8/01/33 .....................................    12,595,000       12,051,022
    Alvord USD, GO, Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 ....     9,070,000        8,571,513
    Anaheim PFAR, Distribution System, second lien, MBIA Insured, 5.00%,
       10/01/29 ................................................................     5,000,000        4,778,900
    Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ...........     5,000,000        4,868,700
    Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B,
       Assured Guaranty, 5.375%, 8/01/36 .......................................     3,130,000        3,040,795
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA
       Insured, zero cpn.,
       8/01/29 .................................................................     5,110,000        1,436,063
       8/01/33 .................................................................    11,690,000        2,408,491
       8/01/39 .................................................................     9,620,000        1,269,359
       8/01/46 .................................................................    27,665,000        2,500,916
    Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured,
       5.00%, 9/01/34 ..........................................................     4,315,000        3,378,774
    Auburn USD, COP, Refinancing Project, Assured Guaranty, 5.00%,
       6/01/38 .................................................................    10,000,000        9,014,200
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%,
       11/01/27 ................................................................     2,415,000        2,449,172
       11/01/28 ................................................................     2,535,000        2,556,040
    Bakersfield Wastewater Revenue, Series A, FSA Insured, 5.00%, 9/15/32 ......    10,430,000        9,647,020
    Baldwin Park RDA Tax Allocation, Refunding, FSA Insured, 5.70%,
       9/01/25 .................................................................     4,000,000        4,178,960
    Baldwin Park USD, GO,
       Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/28 .................................................................     5,810,000        1,712,498
    Election of 2006, FSA Insured, 5.00%, 8/01/31 ..............................     5,440,000        5,235,782
    Brea and Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ............     1,000,000        1,021,200
    Brentwood Infrastructure Financing Authority Infrastructure Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 9/02/32 ........................     3,790,000        3,703,323


                               34 | Annual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Buckeye USD, GO, Election of 2006, FSA Insured, 5.00%, 8/01/32 .............   $10,705,000   $   10,184,202
    Cabrillo Community College District GO,
       Capital Appreciation, Election of 2004, Series B, MBIA Insured, zero
          cpn., 8/01/39 ........................................................    12,570,000        1,700,972
       Series C, AMBAC Insured, Pre-Refunded, 5.375%, 5/01/26 ..................     5,400,000        5,730,426
    California Community College Financing Authority Lease Revenue, Grossmont
       Palomar and Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 .............     3,030,000        2,668,036
    California Educational Facilities Authority Revenue,
       Pomona College, Series B, Pre-Refunded, 5.50%, 7/01/29 ..................     4,455,000        4,499,550
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...............    24,705,000       24,707,965
    California Health Facilities Financing Authority Revenue,
       Asian Community Center, Series A, AMBAC Insured, 5.00%, 4/01/37 .........    10,550,000        8,592,658
       Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ........     8,765,000        7,963,967
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ...........    12,995,000       11,678,736
       Community Health Facilities, Series A, California Mortgage Insured,
          5.80%, 8/01/25 .......................................................     1,060,000        1,031,889
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ........................    15,400,000       15,462,832
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .......................     5,000,000        5,063,900
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .......................     4,000,000        4,051,120
       Marshall Hospital, Refunding, Series A, California Mortgage Insured,
          5.30%, 11/01/28 ......................................................     3,055,000        2,764,836
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .............     5,000,000        3,980,100
       Orange County Health Facility, Series A, California Mortgage Insured,
          6.20%, 11/01/24 ......................................................     3,435,000        3,435,550
       Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%,
          3/01/32 ..............................................................     2,000,000        1,757,800
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/19 ........     1,585,000        1,594,367
       Sutter Health, Refunding, Series A, MBIA Insured, 5.00%, 8/15/38 ........     3,735,000        3,246,275
       Sutter Health, Series A, BHAC Insured, 5.00%, 11/15/42 ..................    15,000,000       14,388,750
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/19 .....       115,000          116,285
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/38 .....       265,000          267,960
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..     5,000,000        4,849,450
       True to Life Children's Services, Series A, California Mortgage Insured,
          5.625%, 9/01/25 ......................................................     1,250,000        1,214,400
    California HFAR, Home Mortgage, Series N, AMBAC Insured, zero cpn. to
       2/01/10, 6.30% thereafter, 8/01/31 ......................................       240,000          231,898
    California Infrastructure and Economic Development Bank Revenue, Bay Area
       Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
       7/01/33 .................................................................     8,460,000        9,428,332
    California PCFA, PCR, Southern California Edison Co., Refunding, Series C,
       MBIA Insured, 5.55%, 9/01/31 ............................................     4,800,000        3,987,456
    California Public School District Financing Authority Lease Revenue,
       Southern Kern USD, Series B, FSA Insured, ETM, 5.90%, 9/01/26 ...........     1,615,000        1,901,582
    California State Department of Water Resources Water Revenue,
       Central Valley Project, Series AC, MBIA Insured, Pre-Refunded, 5.00%,
          12/01/26 .............................................................        40,000           45,785
       Central Valley Project, Series AD, FSA Insured, Pre-Refunded, 5.00%,
          12/01/26 .............................................................        25,000           28,780
       FSA Insured, Pre-Refunded, 5.125%, 12/01/29 .............................       115,000          126,204
       Refunding, FSA Insured, 5.125%, 12/01/29 ................................     4,885,000        4,935,853
    California State GO,
       FGIC Insured, 5.375%, 6/01/26 ...........................................     1,350,000        1,297,053
       FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ...............................    34,500,000       35,096,505
       MBIA Insured, 6.00%, 8/01/16 ............................................       210,000          210,649
       MBIA Insured, 6.00%, 10/01/21 ...........................................        65,000           65,233
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ..............................    19,520,000       19,778,835
       Pre-Refunded, 5.125%, 6/01/31 ...........................................    24,705,000       26,689,059
       Refunding, 5.125%, 6/01/31 ..............................................       295,000          262,447


                               Annual Report | 35

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       Refunding, MBIA Insured, 5.00%, 8/01/29 .................................   $   730,000   $      644,765
       Various Purpose, 5.00%, 11/01/32 ........................................    20,000,000       17,215,000
    California State Local Government Finance Authority Revenue, Marin Valley
       Mobile, Senior Series A, FSA Insured, 5.80%, 10/01/20 ...................     3,770,000        3,778,935
    California State Public Works Board Lease Revenue, Department of Mental
       Health Hospital, Series A, AMBAC Insured, 5.00%,
       12/01/21 ................................................................     4,100,000        3,700,537
       12/01/26 ................................................................     5,675,000        4,865,631
    California State University Foundation Revenue, Monterey Bay, MBIA Insured,
       Pre-Refunded, 5.35%, 6/01/31 ............................................     2,000,000        2,169,100
    California State University of Los Angeles Auxiliary Services Inc. Revenue,
       MBIA Insured, Pre-Refunded, 5.125%, 6/01/33 .............................     3,200,000        3,453,824
    California State University Revenue, Systemwide,
       Refunding, Series A, AMBAC Insured, 5.00%, 11/01/33 .....................    22,000,000       20,616,860
       Series A, FSA Insured, 5.00%, 11/01/33 ..................................    10,000,000        9,565,500
   California Statewide CDA,
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...................    12,250,000        9,886,730
       COP, MBIA Insured, 5.00%, 4/01/18 .......................................     3,000,000        2,644,980
       COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21 .............     6,400,000        6,372,160
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 .............................     7,000,000        7,033,880
       MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA
          Insured, 5.80%, 8/01/33 ..............................................     2,785,000        2,846,159
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ...................    17,000,000       15,265,320
       Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41 ....    17,000,000       16,477,930
       COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ..     5,000,000        4,999,600
       Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/28 .......    17,215,000       17,731,278
       Henry Mayo Newhall Memorial, Series B, MBIA Insured, 5.05%, 10/01/28 ....     7,825,000        7,041,483
       Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ......     2,000,000        2,046,580
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%,
          12/01/27 .............................................................    15,000,000       13,679,100
       Methodist Hospital of Southern California Project, FHA Insured,
          6.75%, 2/01/38 .......................................................    20,000,000       21,401,200
       Refunding, California Mortgage Insured, 5.00%, 8/01/21 ..................     2,035,000        1,984,532
       St. Ignatius College Preparatory, AMBAC Insured, 5.00%, 6/01/37 .........     7,215,000        6,091,552
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .........    20,000,000       18,873,200
       Sutter Health, Series C, FSA Insured, 5.05%, 8/15/38 ....................    15,000,000       13,870,500
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing
       Program, Refunding, Series A, FSA Insured, 5.00%, 10/01/32 ..............     9,320,000        9,293,904
       Refunding, Series B, FSA Insured, 5.75%, 10/01/29 .......................     1,465,000        1,468,692
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ....................     3,420,000        3,531,492
    Castaic Lake Water Agency Revenue COP,
       1999 Project, Refunding, AMBAC Insured, 4.50%, 8/01/26 ..................     7,700,000        6,682,907
       Series A, MBIA Insured, 5.00%, 8/01/29 ..................................     8,000,000        7,648,240
    Central USD, GO, Election of 2008, Series A, Assured Guaranty,
       5.50%, 8/01/29 ..........................................................     3,000,000        3,067,380
       5.625%, 8/01/33 .........................................................     3,500,000        3,527,930
    Chabot-Las Positas Community College District GO, Capital Appreciation
       Bonds, Series C, AMBAC Insured, zero cpn.,
       8/01/35 .................................................................    10,000,000        1,787,800
       8/01/36 .................................................................    10,000,000        1,672,400
       8/01/37 .................................................................    15,045,000        2,374,101


                               36 | Annual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chaffey Community College District GO,
       Refunding, Series A, FSA Insured, 5.00%, 7/01/27 ........................   $   270,000   $      275,071
       Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/27 .....................     5,480,000        6,153,985
    Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%,
       4/01/24 .................................................................     2,790,000        2,466,137
    Chino Basin Regional Financing Authority Revenue, Municipal Water District,
       Sewer System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ..........     2,000,000        2,006,180
    Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA
       Insured, 5.00%, 8/01/28 .................................................     2,685,000        2,678,368
    Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ........     3,265,000        3,160,618
    College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series
       A, Assured Guaranty, 5.50%, 8/01/33 .....................................     5,000,000        5,069,250
    College of the Sequoias Visalia Area ID No. 2 GO, Election of 2008,
       Series A, Assured Guaranty, 5.50%, 8/01/33 ..............................     5,750,000        5,829,637
    Compton USD, GO, Election of 2002, Series B, MBIA Insured, Pre-Refunded,
       5.00%, 6/01/29 ..........................................................     2,000,000        2,281,860
    Corona-Norco USD,
       COP, Refunding, FSA Insured, 5.125%, 4/15/25 ............................     5,355,000        5,401,803
       COP, Refunding, FSA Insured, 5.125%, 4/15/29 ............................     2,540,000        2,554,478
       GO, Capital Appreciation, Refunding, Series B, FSA Insured, zero cpn.,
          3/01/25 ..............................................................     1,400,000          558,334
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/23 .....     2,320,000        1,037,179
       GO, Capital Appreciation, Series B, FSA Insured, zero cpn., 9/01/24 .....     2,620,000        1,090,365
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/25 ....     4,655,000        1,802,742
       GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 9/01/26 ....     6,080,000        2,187,280
       GO, Election of 2006, Series B, Assured Guaranty, 5.375%, 2/01/34 .......    12,000,000       11,735,400
    Coronado CDA Tax Allocation, Community Development Project, MBIA Insured,
       5.375%, 9/01/26 .........................................................     2,700,000        2,695,302
    Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 ..........     5,070,000        4,630,482
    Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ........     1,620,000        1,595,781
    Desert Sands USD, COP, Financing Project, FSA Insured, 5.75%, 3/01/24 ......    10,000,000       10,357,400
    East Bay MUD Water System Revenue, Refunding, MBIA Insured, Pre-Refunded,
       5.00%, 6/01/26 ..........................................................    14,000,000       15,077,580
    East Side UHSD Santa Clara County GO, Election of 2008, Series A, Assured
       Guaranty, 5.00%, 8/01/38 ................................................     4,255,000        3,893,240
    El Centro Financing Authority Wastewater Revenue, Series A, FSA Insured,
       5.25%, 10/01/35 .........................................................     6,200,000        5,813,988
    El Monte City School District GO, Election of 2004, Series A, FGIC Insured,
       5.00%, 5/01/30 ..........................................................     4,500,000        4,187,385
    El Monte UHSD GO, Election of 2008, Series A, Assured Guaranty, 5.50%,
       6/01/34 .................................................................    11,355,000       11,293,342
    El Monte Water Authority Revenue, Water System Project, AMBAC Insured,
       Pre-Refunded, 5.60%, 9/01/34 ............................................     1,800,000        1,944,918
    Elsinore Valley Municipal Water District COP, Refunding, Series A, BHAC
       Insured, 5.00%, 7/01/29 .................................................     7,245,000        7,370,846
    Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured,
       5.125%, 9/01/30 .........................................................     3,770,000        3,291,285
    Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ................................     4,145,000        4,235,071
    Fairfield Suisun USD, GO,
       Election of 2002, MBIA Insured, 5.00%, 8/01/25 ..........................     4,185,000        4,180,271
       MBIA Insured, 5.00%, 8/01/27 ............................................    12,000,000       11,748,000


                               Annual Report | 37

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Florin Resource Conservation District COP, Elk Grove Water Service,
       Refunding, Series A, MBIA Insured, 5.00%, 3/01/33 .......................   $ 5,000,000   $ 4,158,600
    Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%,
       10/01/26 ................................................................     2,030,000     1,815,510
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/17 .......    20,000,000    11,425,800
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/18 .......    25,000,000    13,258,250
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 1/15/19 .......     5,970,000     2,912,226
       senior lien, Refunding, Series A, MBIA Insured, 5.00%, 1/01/35 ..........    66,735,000    48,071,890
    Franklin-McKinley School District GO, Election of 2004, Series A, FGIC
       Insured, Pre-Refunded, 5.00%, 8/01/29 ...................................     5,280,000     6,099,350
    Fresno USD, GO, Refunding, Series C, MBIA Insured, 5.90%,
       2/01/20 .................................................................     2,065,000     2,179,587
       8/01/22 .................................................................     3,000,000     3,162,840
    Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured,
       zero cpn., 8/01/23 ......................................................     3,030,000     1,351,774
    Fullerton University Foundation Auxiliary Organization Revenue, Series A,
       MBIA Insured, 5.75%,
       7/01/25 .................................................................     1,250,000     1,280,388
       7/01/30 .................................................................     1,000,000     1,018,160
    Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 ....................     2,750,000     2,786,327
    Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, MBIA
       Insured, 5.00%, 9/01/24 .................................................     5,000,000     4,393,000
    Grossmont UHSD, GO,
       Capital Appreciation, Election of 2004, FSA Insured, zero cpn., 8/01/24 .     5,110,000     2,219,835
       FSA Insured, 5.00%, 8/01/33 .............................................     1,440,000     1,416,197
       FSA Insured, 5.25%, 8/01/33 .............................................     5,510,000     5,565,596
    Hawthorne School District GO, Capital Appreciation, Election of 2004, Series
       C, Assured Guaranty, zero cpn., 8/01/38 .................................    10,000,000     1,518,600
    Hollister RDA Tax Allocation, Community Development Project, Refunding,
       AMBAC Insured, 5.125%, 10/01/32 .........................................    19,815,000    15,669,900
    Huntington Beach City and School District COP, MBIA Insured, Pre-Refunded,
       5.25%, 7/01/29 ..........................................................     1,795,000     1,830,900
    Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured,
       6.45%,
       8/01/25 .................................................................     3,045,000     3,349,622
       8/01/29 .................................................................     3,075,000     3,308,608
    Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC
       Insured, 5.00%, 9/01/32 .................................................     7,000,000     6,886,390
    Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 ..............................     1,600,000     1,636,496
    Kern High School District GO,
       Election of 2004, Series C, FGIC Insured, 5.00%, 8/01/33 ................     7,535,000     7,111,985
       FSA Insured, ETM, 6.625%, 8/01/14 .......................................     1,535,000     1,869,814
       FSA Insured, ETM, 6.625%, 8/01/15 .......................................     1,400,000     1,736,672
    Lake Tahoe USD, GO, Election of 2008, FSA Insured, 5.375%, 8/01/29 .........    10,000,000    10,245,700
    Lancaster Financing Authority Tax Allocation Revenue, Subordinated,
       Redevelopment Projects No. 5 and 6, Series B, FGIC Insured, 5.00%,
       2/01/35 .................................................................     5,775,000     4,473,950
   Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA
       Insured, zero cpn.,
       8/01/25 .................................................................     5,495,000     2,059,911
       7/01/26 .................................................................     5,965,000     2,086,676
   Lemon Grove School District GO, Election of 2008, Series A, Assured Guaranty,
       5.125%, 8/01/33 .........................................................     2,100,000     2,003,589


                               38 | Annual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Live Oak School District COP, Assured Guaranty,
       5.50%, 8/01/29 ..........................................................   $ 1,245,000   $    1,222,690
       5.875%, 8/01/34 .........................................................     2,270,000        2,236,222
       5.875%, 8/01/39 .........................................................     2,750,000        2,679,847
    Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%,
       7/01/32 .................................................................    18,960,000       17,179,087
    Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 .................................     2,150,000        2,162,664
    Lodi USD School Facilities ID No. 1 GO, Election of 2006, FSA Insured,
       5.00%,
       8/01/30 .................................................................     6,450,000        6,408,204
       8/01/32 .................................................................     8,220,000        7,978,743
    Long Beach Bond Finance Authority Lease Revenue,
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.00%,
          11/01/19 .............................................................     4,000,000        3,684,720
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.00%,
          11/01/26 .............................................................    11,000,000        9,200,180
       Aquarium of the Pacific Project, Refunding, AMBAC Insured, 5.25%,
          11/01/30 .............................................................     2,000,000        1,634,820
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 .......     6,780,000        5,642,655
       Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 .......    10,500,000        8,182,860
    Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
       Redevelopment Projects, Series A, AMBAC Insured,
       5.00%, 8/01/25 ..........................................................     7,015,000        5,801,335
       5.00%, 8/01/31 ..........................................................     3,135,000        2,417,900
       Pre-Refunded, 5.00%, 8/01/25 ............................................     6,535,000        7,253,915
       Pre-Refunded, 5.00%, 8/01/31 ............................................     8,865,000        9,840,239
    Long Beach University School District GO, Election of 1999, Series C,
       MBIA Insured, 5.125%, 8/01/31 ...........................................    13,870,000       13,874,438
    Los Angeles Community College District GO,
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ....................     4,000,000        4,334,600
       Series B, FSA Insured, 5.00%, 8/01/27 ...................................     4,000,000        4,024,720
    Los Angeles COP,
       Municipal Improvement Corp. of Los Angeles, Program AW Certificates,
          AMBAC Insured, 5.00%, 6/01/27 ........................................     5,895,000        5,839,705
       Real Property Program, MBIA Insured, 5.00%, 2/01/27 .....................     9,890,000        9,798,419
    Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured,
       Pre-Refunded, 5.25%,
       11/01/27 ................................................................     2,500,000        2,648,075
       11/01/33 ................................................................     2,500,000        2,648,075
    Los Angeles County Public Works Financing Authority Lease Revenue, Master
       Refunding Project, Refunding, Series B, FGIC Insured, 5.00%, 9/01/31 ....     7,600,000        6,280,108
    Los Angeles Department of Water and Power Revenue, Power System, Refunding,
       Series A, MBIA Insured, 5.00%, 7/01/24 ..................................    12,000,000       12,000,000
       Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ...................     5,000,000        4,782,850
       Series B, FSA Insured, 5.00%, 7/01/35 ...................................     5,000,000        4,851,400
    Los Angeles Department of Water and Power Waterworks Revenue, System,
       Series A, Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 .................    25,000,000       23,622,250
    Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%,
       7/01/22 .................................................................       710,000          710,817
    Los Angeles USD, GO,
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/27 .................     5,000,000        5,006,500
       Election of 2004, Series H, FSA Insured, 5.00%, 7/01/28 .................     5,000,000        4,957,600
       Election of 2005, Series E, FSA Insured, 5.00%, 7/01/27 .................     5,800,000        5,807,540
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%,
       6/01/26 .................................................................    10,000,000       10,003,000


                               Annual Report | 39

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA
       Insured, 5.85%, 9/01/18 .................................................   $ 1,765,000   $    1,784,627
    Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%,
       7/01/29 .................................................................     1,200,000        1,010,136
    Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30      2,680,000        2,399,136
    Merced Irrigation District Electricity System Revenue, Refunding, XLCA
       Insured, 5.00%, 9/01/26 .................................................    10,000,000        8,120,100
    Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 ..     1,025,000        1,029,449
    Modesto Irrigation District COP, Capital Improvements, Series A, FSA
       Insured, 5.00%,
       7/01/26 .................................................................     5,000,000        4,921,300
       7/01/31 .................................................................     8,285,000        7,720,212
    Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
       11/01/26 ................................................................     8,715,000        8,776,092
    Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project,
       Refunding, MBIA Insured, 5.60%, 3/01/19 .................................     2,460,000        2,397,614
    Montebello USD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/33 ..........     2,700,000        2,579,850
    Moorpark USD,
       COP, Refunding, Assured Guaranty, 5.625%, 11/01/28 ......................     2,180,000        2,130,863
       GO, Election of 2008, Capital Appreciation Bonds, Series A, Assured
          Guaranty, zero cpn., 8/01/32 .........................................     5,870,000        1,327,148
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured,
       Pre-Refunded, 5.00%, 8/01/26 ............................................     4,000,000        4,581,960
    Morgan Hill USD, GO, FGIC Insured, Pre-Refunded, 5.50%, 8/01/25 ............     3,840,000        4,087,872
    Mount Diablo USD, GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 .......     6,025,000        6,076,875
    Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 .....................     2,380,000        2,289,512
    Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ...............................     2,535,000        2,559,437
    Nevada Joint UHSD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ...............     1,295,000        1,308,157
    Newark USD, GO, Capital Appreciation,
       Series B, FGIC Insured, zero cpn., 8/01/24 ..............................     9,905,000        4,069,865
       Series C, FSA Insured, zero cpn., 8/01/22 ...............................     2,165,000        1,125,454
       Series C, FSA Insured, zero cpn., 8/01/23 ...............................     2,465,000        1,201,416
       Series C, FSA Insured, zero cpn., 8/01/24 ...............................     2,560,000        1,176,115
       Series C, FSA Insured, zero cpn., 8/01/25 ...............................     2,705,000        1,171,373
    Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
       5.625%, 3/01/30 .........................................................     1,000,000          935,650
    Northern California Public Power Agency Revenue, AMBAC Insured,
       Pre-Refunded, 7.50%, 7/01/23 ............................................     3,200,000        4,253,184
    Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 1/01/29 ............................................    10,000,000       10,260,200
    Oceanside COP, AMBAC Insured, 5.20%, 4/01/23 ...............................     2,500,000        2,349,150
    Oceanside USD, GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33 ...     5,000,000        4,821,150
    Orange County Sanitation Districts COP, FGIC Insured, 5.00%, 2/01/33 .......     8,000,000        7,869,120
    Pacifica COP, AMBAC Insured, 5.375%, 1/01/37 ...............................     6,600,000        6,268,812
    Palm Springs Financing Authority Lease Revenue, Convention Center Project,
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/25 ......................     2,295,000        2,031,534
    Pasadena Area Community College District GO, Election of 2002, Series A,
       FGIC Insured, Pre-Refunded, 5.00%, 6/01/28 ..............................     4,000,000        4,510,880
    Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 .....     1,000,000        1,010,000
    Patterson Joint USD, GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 8/01/22 ..............................     1,900,000          898,833
       Series A, FGIC Insured, zero cpn., 8/01/24 ..............................     2,075,000          850,128
       Series A, FGIC Insured, zero cpn., 8/01/25 ..............................     2,170,000          821,106


                               40 | Annual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Patterson Joint USD, GO, Capital Appreciation, (continued)
       Series A, FGIC Insured, zero cpn., 8/01/26 ..............................   $ 2,265,000   $      800,111
       Series C, FGIC Insured, zero cpn., 8/01/23 ..............................     1,985,000          878,323
    Peralta Community College District GO,
       Election of 2000, Series B, MBIA Insured, 5.25%, 8/01/32 ................     8,450,000        8,468,590
       Peralta Community College, FSA Insured, 5.00%, 8/01/24 ..................     6,000,000        6,139,740
    Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23 ..     4,000,000        3,379,760
    Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured,
       5.00%, 6/01/33 ..........................................................     3,280,000        2,781,046
    Pomona PFA Lease Revenue, Series AN, AMBAC Insured, 5.00%, 10/01/30 ........     5,190,000        4,405,428
    Pomona USD, GO, Election of 2008, Series A, Assured Guaranty, 5.25%,
       8/01/33 .................................................................     5,675,000        5,545,894
    Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured,
       5.25%, 10/01/23 .........................................................     3,000,000        2,864,820
    Poway RDA Tax Allocation,
       MBIA Insured, Pre-Refunded, 5.75%, 6/15/33 ..............................     9,250,000       10,062,427
       Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ............     9,195,000        7,978,410
       Refunding, MBIA Insured, 5.75%, 6/15/33 .................................     2,225,000        1,985,724
    Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
       Refunding, FSA Insured, 5.25%, 9/01/20 ..................................     2,500,000        2,508,700
    Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 ..............     3,000,000        2,971,830
    Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured,
       Pre-Refunded, 5.85%, 11/01/30 ...........................................     3,975,000        4,323,250
    Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/38 ..........     5,310,000        5,074,130
    Rohnert Park Community Development Commission Tax Allocation, Redevelopment
       Project, Series R, FGIC Insured, 5.00%, 8/01/37 .........................     5,000,000        3,889,050
    Roseville Financing Authority Revenue, senior lien, Series A, AMBAC Insured,
       5.00%, 9/01/25 ..........................................................     5,675,000        4,789,700
    Rowland USD, GO, Series A, FSA Insured, Pre-Refunded, 5.25%, 9/01/25 .......     5,685,000        6,063,166
    Sacramento Area Flood Control Agency Special Assessment,
       Consolidated, Capital AD, Refunding, Series A, Assured Guaranty, 5.00%,
          10/01/32 .............................................................     5,000,000        4,590,700
       Consolidated, Capital AD, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/32 .............................................................     5,000,000        4,524,500
       Subordinated, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ...........     1,000,000        1,000,050
    Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          12/01/26 .............................................................     8,395,000        9,041,163
       Capital Improvement, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          12/01/32 .............................................................    21,500,000       23,154,855
       City Hall and Redevelopment Projects, Series A, FSA Insured,
          Pre-Refunded, 5.00%, 12/01/28 ........................................    10,000,000       11,227,600
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1,
       FSA Insured, 5.75%, 9/01/30 .............................................     3,435,000        3,469,247
    Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 .........     1,645,000        1,606,622
    Salinas UHSD, GO, Election of 2002, Series B, MBIA Insured, 5.00%,
       6/01/31 .................................................................     5,000,000        4,686,250
    San Bernardino City USD, GO, Election of 2004, Series B, FSA Insured, 5.00%,
       8/01/28 .................................................................    14,170,000       14,191,538
    San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA
       Insured, 5.25%, 10/01/25 ................................................     5,450,000        5,008,059
    San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured,
       ETM, zero cpn., 5/01/22 .................................................    28,405,000       14,487,686
    San Carlos School District GO, MBIA Insured, Pre-Refunded, 5.50%,
       10/01/24 ................................................................     2,110,000        2,178,026
    San Diego Public Facilities Financing Authority Sewer Revenue, Series B,
       FGIC Insured, 5.25%, 5/15/27 ............................................     1,270,000        1,235,494


                               Annual Report | 41

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Francisco BART District Sales Tax Revenue,
       AMBAC Insured, 5.00%, 7/01/28 ...........................................   $ 2,795,000   $ 2,829,323
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/26 ..............................     6,500,000     6,565,000
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..............................    12,000,000    12,120,000
    San Francisco City and County Airports Commission International Airport
       Revenue, Refunding, Second Series 28A, MBIA Insured, 5.125%,
       5/01/24 .................................................................     9,745,000     8,591,777
       5/01/27 .................................................................    16,575,000    14,269,749
    San Francisco City and County Public Utilities Commission Water Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 11/01/31 .......................     3,885,000     3,787,797
    San Francisco Community College District GO, Series A, FGIC Insured, 5.00%,
       6/15/26 .................................................................     6,000,000     6,034,020
    San Gabriel USD, GO, Capital Appreciation,
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/30 .............     5,635,000     1,435,347
       Election of 2002, Series C, FSA Insured, zero cpn., 8/01/31 .............     5,870,000     1,382,209
       Election of 2002, Series C, FSA Insured, zero cpn., 7/01/32 .............     6,115,000     1,330,135
       Series A, FSA Insured, zero cpn., 8/01/26 ...............................     3,530,000     1,280,472
       Series A, FSA Insured, zero cpn., 2/01/27 ...............................     1,850,000       639,323
    San Joaquin Delta Community College District GO, Election of 2004,
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/31 .........    10,475,000     2,558,519
       Capital Appreciation, Series B, FSA Insured, zero cpn., 8/01/32 .........    15,185,000     3,417,840
       Series A, FSA Insured, 5.00%, 8/01/29 ...................................       520,000       525,127
       Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 .....................     4,530,000     5,232,965
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn.,
          1/15/26 ..............................................................    13,155,000     3,503,966
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ......................    18,075,000    12,884,402
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .......................    12,860,000     9,348,963
       senior lien, MBIA Insured, 5.00%, 1/01/33 ...............................    10,035,000     7,634,026
    San Jose Airport Revenue, Refunding, Series B, AMBAC Insured, 5.00%,
       3/01/33 .................................................................    12,135,000    10,511,458
    San Jose Financing Authority Lease Revenue, Civic Center Project, Series B,
       AMBAC Insured, 5.00%, 6/01/27 ...........................................    10,000,000    10,112,500
    San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%,
       3/01/33 .................................................................     3,500,000     3,515,435
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B,
       XLCA Insured, 5.00%, 8/01/31 ............................................    15,470,000    12,753,004
    San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%,
       8/01/28 .................................................................     5,115,000     4,979,913
    San Leandro COP, Library and Fire Stations Financing, AMBAC Insured,
       Pre-Refunded, 5.75%, 11/01/29 ...........................................     5,000,000     5,186,800
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project
       Area 3, Series A, MBIA Insured, Pre-Refunded,
       5.75%, 10/01/29 .........................................................     5,340,000     5,761,112
       5.80%, 10/01/30 .........................................................     7,800,000     8,467,992
    San Marino USD, GO, Series A, MBIA Insured, zero cpn., 7/01/25 .............     6,080,000     2,414,976
    San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%,
       8/01/30 .................................................................     5,790,000     5,945,114
    Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured,
       zero cpn., 4/01/24 ......................................................    14,245,000     6,486,888
    Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 ..................     5,555,000     5,667,489
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC
       Insured, 5.125%, 2/01/41 ................................................    11,545,000    10,411,166


                               42 | Annual Report

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured,
       5.00%, 7/01/33 ..........................................................   $11,050,000   $   10,719,494
    Santa Rita USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/32 .................................................................     6,160,000        5,860,316
    Santa Rosa Wastewater Revenue, Series B, FGIC Insured, Pre-Refunded, 5.125%,
       9/01/31 .................................................................     4,000,000        4,277,840
    Santa Rosa Wastewater Service Facilities District Revenue, Refunding and
       Improvement, AMBAC Insured, 6.00%, 7/02/15 ..............................     2,000,000        2,234,100
    Santee School District GO,
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/33 ............     1,260,000        1,147,684
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/38 ............     1,000,000          894,760
       Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/48 ............     5,250,000        4,625,092
       Series A, FSA Insured, 5.00%, 8/01/31 ...................................     6,845,000        6,322,521
    Snowline Joint USD, COP, Refinancing Project, Refunding, Assured Guaranty,
       5.00%, 9/01/34 ..........................................................    13,390,000       12,414,003
    Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%,
       12/01/30 ................................................................     3,455,000        3,039,985
    South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 ....................     3,155,000        2,762,045
    South San Francisco COP, Conference Center Financing, 5.00%, 4/01/29 .......     2,000,000        2,009,420
    Southern California Public Power Authority Power Project Revenue, Series A,
       AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 .............................    29,000,000       32,720,990
    Southern Kern USD, COP, Capital Appreciation, Building Program, Series B,
       FSA Insured, 5.625%, 9/01/26 ............................................     2,250,000        2,250,562
    Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%,
       8/01/24 .................................................................     3,005,000        2,887,985
    Southern Mono Health Care District Revenue, Capital Appreciation, Series A,
       MBIA Insured, zero cpn.,
       8/01/28 .................................................................     2,340,000          600,631
       8/01/29 .................................................................     2,440,000          568,593
       8/01/30 .................................................................     2,550,000          551,387
       8/01/31 .................................................................     2,660,000          527,451
    Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 ......     2,000,000        2,025,340
    Stanislaus USD, GO, Election of 2008, Series A, Assured Guaranty, 5.625%,
       8/01/33 .................................................................     4,140,000        4,188,976
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA
       Insured, 5.00%, 9/01/23 .................................................     6,500,000        6,408,870
    Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 ..............................     3,000,000        2,792,220
    Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded,
       5.75%, 8/01/20 ..........................................................     4,340,000        4,399,632
    Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ....................     6,855,000        6,924,441
    Union City CRDA Tax Allocation Revenue, Community Redevelopment Project,
       AMBAC Insured, Pre-Refunded, 5.75%, 10/01/32 ............................    14,100,000       14,404,842
    Union Elementary School District GO, Capital Appreciation,
       Series A, FGIC Insured, zero cpn., 9/01/24 ..............................     2,000,000          845,920
       Series B, FGIC Insured, zero cpn., 9/01/25 ..............................     5,500,000        2,146,760
       Series B, FGIC Insured, zero cpn., 9/01/26 ..............................     5,850,000        2,129,166
    University of California Revenues, Limited Project, Series D, FGIC Insured,
       5.00%, 5/15/37 ..........................................................     6,460,000        6,054,183
    Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA
       Insured, 5.00%, 9/01/31 .................................................     5,095,000        4,267,368
    Vista USD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .........     7,150,000        2,492,490
       Capital Appreciation, Series A, FSA Insured, zero cpn., 2/01/27 .........     4,795,000        1,593,379
       Series A, FSA Insured, 5.25%, 8/01/25 ...................................     5,000,000        5,119,200


                               Annual Report | 43

Franklin California Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                  AMOUNT          VALUE
    ------------------------------------------------                               -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Washington Township Health Care District Revenue, Refunding,
       5.00%, 7/01/18 ..........................................................   $ 2,000,000   $    1,980,040
       5.125%, 7/01/23 .........................................................       450,000          414,356
    Washington USD, GO, Yolo County, Election of 1999, Series A, FGIC Insured,
       5.375%, 8/01/25 .........................................................     2,045,000        2,095,103
    Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn.,
       8/01/47 .................................................................    18,685,000        1,391,659
    West Basin Municipal Water District Revenue COP, Refunding, Series A, MBIA
       Insured, 5.00%, 8/01/24 .................................................     2,500,000        2,506,300
    West Kern Community College District COP, AMBAC Insured, 5.375%, 11/01/28 ..     5,615,000        5,657,506
    Western Placer USD Financing Corp. COP, Pre-Refunded, 5.55%, 11/01/30 ......     6,930,000        7,793,339
    Westlands Water District Revenue COP,
       MBIA Insured, 5.00%, 9/01/29 ............................................    11,775,000       11,117,131
       Series A, MBIA Insured, 5.00%, 9/01/35 ..................................     1,460,000        1,269,558
       Series A, MBIA Insured, 5.00%, 9/01/37 ..................................     4,340,000        3,801,623
    Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA
       Insured, 5.00%, 3/01/32 .................................................     6,340,000        5,892,269
    Woodland Finance Authority Wastewater Revenue, second senior lien, MBIA
       Insured, 5.00%,
       3/01/33 .................................................................     3,870,000        3,551,267
       3/01/35 .................................................................     2,590,000        2,356,537
    Woodside Elementary School District GO, Election of 2005, MBIA Insured,
       Pre-Refunded, 5.00%, 10/01/29 ...........................................     4,435,000        5,123,312
    Yosemite Community College District GO, Election of 2004, Series C, FSA
       Insured, 5.00%, 8/01/32 .................................................     5,000,000        4,756,750
                                                                                                 --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,054,200,615) ...................................................                  1,978,617,419
                                                                                                 --------------
    SHORT TERM INVESTMENTS 0.1%
    MUNICIPAL BONDS 0.1%
    CALIFORNIA 0.1%
(a) California State Economic Recovery Revenue, Series C-4, Daily VRDN and Put,
       0.28%, 7/01/23 ..........................................................       800,000          800,000
(a) Southern California Public Power Authority Revenue,
       Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.15%,
          7/01/20 ..............................................................       900,000          900,000
       Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.15%,
          7/01/20 ..............................................................       300,000          300,000
                                                                                                 --------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,000,000) .............................                      2,000,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $2,056,200,615) 99.0% ..............................                  1,980,617,419
    OTHER ASSETS, LESS LIABILITIES 1.0% ........................................                     20,131,518
                                                                                                 --------------
    NET ASSETS 100.0% ..........................................................                 $2,000,748,937
                                                                                                 ==============

See Abbreviations on page 76.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               44 | Annual Report

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                    YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------
CLASS A                                              2009       2008       2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.27   $  11.33   $  11.30   $  11.68   $  11.36
                                                   --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ....................       0.45       0.44       0.43       0.43       0.43
   Net realized and unrealized gains (losses) ..      (0.40)     (0.07)      0.04      (0.39)      0.32
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.05       0.37       0.47       0.04       0.75
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.45)     (0.43)     (0.44)     (0.42)     (0.43)
                                                   --------   --------   --------   --------   --------
Redemption fees(c, d) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  10.87   $  11.27   $  11.33   $  11.30   $  11.68
                                                   ========   ========   ========   ========   ========
Total return(e) ................................       0.51%      3.29%      4.13%      0.37%      6.67%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.66%      0.66%      0.67%      0.66%      0.67%
Net investment income ..........................       4.17%      3.85%      3.76%      3.74%      3.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $517,829   $517,443   $458,146   $463,545   $453,335
Portfolio turnover rate ........................      20.01%     22.97%     11.25%     13.28%      4.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e ) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                 YEAR ENDED JUNE 30,
                                                   -----------------------------------------------
CLASS C                                              2009      2008      2007      2006      2005
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.29   $ 11.36   $ 11.32   $ 11.70   $ 11.37
                                                   -------   -------   -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ....................      0.40      0.38      0.37      0.37      0.36
   Net realized and unrealized gains (losses) ..     (0.41)    (0.08)     0.05     (0.39)     0.33
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............     (0.01)     0.30      0.42     (0.02)     0.69
                                                   -------   -------   -------   -------   -------
Less distributions from net investment income ..     (0.39)    (0.37)    (0.38)    (0.36)    (0.36)
                                                   -------   -------   -------   -------   -------
Redemption fees(c, d) ..........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 10.89   $ 11.29   $ 11.36   $ 11.32   $ 11.70
                                                   =======   =======   =======   =======   =======
Total return(e) ................................     (0.05)%    2.63%     3.68%    (0.18)%    6.15%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.21%     1.21%     1.20%     1.20%     1.22%
Net investment income ..........................      3.62%     3.30%     3.23%     3.20%     3.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $59,205   $36,842   $27,025   $25,173   $19,082
Portfolio turnover rate ........................     20.01%    22.97%    11.25%    13.28%     4.17%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e ) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin California Tax-Free Trust

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                       JUNE 30,
ADVISOR CLASS                                           2009(a)
                                                     ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $10.60
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.31
   Net realized and unrealized gains (losses) ....        0.27
                                                        ------
Total from investment operations .................        0.58
                                                        ------
Less distributions from net investment income ....       (0.31)
                                                        ------
Net asset value, end of period ...................      $10.87
                                                        ======
Total return(d) ..................................        5.49%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.56%
Net investment income ............................        4.27%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $  156
Portfolio turnover rate ..........................       20.01%

(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2009

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS 97.6%
    CALIFORNIA 91.1%
    ABAG Finance Authority for Nonprofit Corps. COP, Rhoda Haas Goldman Plaza, California
       Mortgage Insured, 5.125%, 5/15/15 .........................................................   $  2,655,000   $  2,656,487
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn., Series C,
       5.125%, 3/01/18 ...........................................................................      2,515,000      2,406,453
       5.25%, 3/01/19 ............................................................................      2,315,000      2,093,177
    ABAG Revenue, Refunding, Series A-E, 5.40%, 9/15/14 ..........................................      1,900,000      1,852,899
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, FSA
       Insured, 5.00%, 10/01/10 ..................................................................      1,305,000      1,322,944
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
       Series A, AMBAC Insured, zero cpn., 10/01/17 ..............................................     10,000,000      6,265,800
    Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
       8/01/14 ...................................................................................      1,330,000      1,356,480
    Antelope Valley UHSD, GO, Series A, MBIA Insured,
       4.50%, 8/01/13 ............................................................................      1,230,000      1,296,039
       4.625%, 8/01/14 ...........................................................................      1,250,000      1,310,375
    Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
       8/01/22 ...................................................................................      4,065,000      1,922,054
    Bakersfield Hospital Revenue, Adventist Health System, Refunding, MBIA Insured, 5.50%,
       3/01/19 ...................................................................................     11,210,000     10,771,241
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/24 ...................................................................................      5,265,000      2,169,706
    Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
       FGIC Insured, 5.00%, 11/01/21 .............................................................      1,080,000      1,076,976
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F,
       5.00%, 4/01/24 ............................................................................      3,000,000      3,046,050
    Burbank Electric Revenue, MBIA Insured, 4.00%,
       6/01/11 ...................................................................................      1,000,000      1,046,520
       6/01/12 ...................................................................................      1,000,000      1,059,890
    Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
       4.00%, 8/01/12 ............................................................................      2,500,000      2,612,850
       zero cpn., 8/01/15 ........................................................................      4,600,000      3,548,946
       zero cpn., 8/01/16 ........................................................................      4,670,000      3,374,308
    Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 .......................      5,045,000      5,050,903
    California Educational Facilities Authority Revenue, Stanford University, Refunding, Series R,
       4.00%, 11/01/11 ...........................................................................      1,000,000      1,060,530
    California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, Series K, 5.125%, 7/01/22 .......................................     20,000,000     19,603,600
       Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/19 ...................................      2,000,000      2,006,360
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .........................................      5,000,000      5,058,150
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .........................................      2,000,000      2,021,580
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .........................................      3,850,000      3,884,881
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.125%, 1/01/10 ..........      1,000,000      1,010,570
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/11 ...........      1,480,000      1,521,396
       Paradise Valley Estates, Refunding, California Mortgage Insured, 4.375%, 1/01/12 ..........      1,000,000      1,025,930
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/13 ...........      1,815,000      1,875,294
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.00%, 1/01/14 ...........      1,635,000      1,681,270
       Providence Health and Services, Series C, 5.75%, 10/01/19 .................................      1,440,000      1,574,698
       Providence Health and Services, Series C, 6.00%, 10/01/20 .................................      1,500,000      1,651,710


                               48 | Annual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
       Scripps Health, Series A, 5.00%, 10/01/22 .................................................   $  4,600,000   $  4,435,642
       Sutter Health, Series A, 5.25%, 8/15/22 ...................................................      6,000,000      6,060,240
       The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ..........................      1,350,000      1,385,977
       The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ...........................      1,200,000      1,222,620
    California HFA, SFM Purchase Revenue, Class III, Series A-1, MBIA Insured, 5.70%,
       8/01/11 ...................................................................................        140,000        140,209
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.00%, 2/01/18 ............................................................................      2,185,000      1,988,197
       5.00%, 2/01/19 ............................................................................      4,590,000      4,110,896
       5.00%, 2/01/20 ............................................................................      2,325,000      2,048,232
       5.00%, 2/01/21 ............................................................................      2,000,000      1,736,460
       Refunding, 5.00%, 2/01/14 .................................................................      1,765,000      1,717,221
       Refunding, 5.00%, 2/01/17 .................................................................      4,025,000      3,718,174
    California Municipal Finance Authority Revenue, Kern Regional Center Project, Series A,
       6.00%, 5/01/19 ............................................................................      1,500,000      1,539,015
       6.875%, 5/01/25 ...........................................................................      1,500,000      1,534,710
    California State Department of Water Resources Power Supply Revenue, Series A,
       5.50%, 5/01/12 ............................................................................      2,000,000      2,169,120
       Pre-Refunded, 5.125%, 5/01/18 .............................................................      2,500,000      2,800,550
    California State Department of Water Resources Water Revenue, Central Valley Project,
       Refunding, Series AE, 5.00%, 12/01/26 .....................................................      5,000,000      5,166,700
    California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 .........................     10,670,000     11,030,966
    California State GO,
       5.25%, 6/01/16 ............................................................................        515,000        518,049
       Pre-Refunded, 5.00%, 11/01/12 .............................................................      1,335,000      1,456,792
       Refunding, 4.00%, 2/01/10 .................................................................      6,900,000      6,990,252
       Refunding, 5.00%, 11/01/12 ................................................................        665,000        693,342
       Refunding, MBIA Insured, 5.00%, 2/01/18 ...................................................          5,000          5,000
       Veterans, Refunding, Series B, 5.25%, 12/01/15 ............................................      2,310,000      2,376,089
    California State Municipal Finance Authority Revenue, Loma Linda University, 5.00%,
       4/01/24 ...................................................................................      1,180,000      1,170,194
    California State Public Works Board Lease Revenue,
       Department of Corrections and Rehabilitation, Refunding, Series J, 5.00%, 1/01/21 .........      3,000,000      2,719,830
       Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ....................      1,325,000      1,309,882
       Department of General Services, Buildings 8 and 9, Series A, 5.75%, 4/01/23 ...............      4,000,000      3,892,320
       Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/24 ...............      6,605,000      6,609,095
       Various California Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ........      1,555,000      1,561,111
    California Statewide CDA, COP, St. Joseph Health System Obligation Group, 5.25%,
       7/01/11 ...................................................................................      1,005,000      1,019,502
    California Statewide CDA Revenue,
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/23 ......................     10,000,000      9,399,100
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ..........................      3,670,000      3,070,652
       Daughters of Charity Health, Refunding, Series G, 5.25%, 7/01/13 ..........................      1,000,000        987,640
       Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23 ...............      3,000,000      2,916,690
       Health Facility, Los Angeles Jewish Home for the Aging, California Mortgage Insured, 5.00%,
          11/15/18 ...............................................................................      3,000,000      3,021,990
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22 ............      8,000,000      7,469,760
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/18 ............      3,260,000      3,533,286


                               Annual Report | 49

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue, (continued)
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/19 ............   $  3,405,000   $  3,650,841
       Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/19 ............      3,450,000      3,709,405
       Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ...........................      1,100,000      1,121,164
       Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ...........................      1,145,000      1,173,064
       Viewpoint School, Refunding, ACA Insured, 4.50%, 10/01/17 .................................        460,000        390,949
       Viewpoint School, Refunding, ACA Insured, 4.75%, 10/01/18 .................................        480,000        409,435
    Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital
       Appreciation, AMBAC Insured, zero cpn., 8/01/22 ...........................................     10,445,000      5,165,993
    Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.00%,
       9/02/24 ...................................................................................        975,000        779,737
    Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
       Refunding, MBIA Insured, 5.00%, 7/01/17 ...................................................      2,000,000      2,000,720
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
       3.00%, 11/01/11 ...........................................................................      2,585,000      2,538,573
    Clovis MFR, Mandatory Put 11/01/10, Refunding, FNMA Insured, 5.10%, 11/01/30 .................      4,105,000      4,127,126
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
       8/01/17 ...................................................................................      5,235,000      3,553,309
    Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 ....................................      1,000,000      1,017,660
    Compton Public Finance Authority Lease Revenue, Various Capital Projects, Refunding,
       AMBAC Insured, 5.00%, 9/01/22 .............................................................     15,190,000     14,354,702
    Conejo Valley USD, GO, Election of 1998,
       Series C, FSA Insured, zero cpn., 8/01/17 .................................................      2,500,000      1,797,525
       Series D, FGIC Insured, 4.50%, 8/01/19 ....................................................      4,000,000      4,057,840
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
       8/01/18 ...................................................................................      2,450,000      2,508,922
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.25%, 9/01/25 ..........................      2,235,000      1,694,488
    Desert Sands USD,
       COP, Financing Project, FSA Insured, 5.00%, 3/01/19 .......................................      2,090,000      2,122,144
       GO, Election of 2001, 5.25%, 8/01/21 ......................................................      2,015,000      2,168,422
    Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 ........        800,000        870,776
    Fairfield-Suisun Sewer District Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%,
       5/01/12 ...................................................................................        600,000        618,300
    Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
       10/01/17 ..................................................................................      1,275,000      1,341,874
    Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
       1/15/16 ...................................................................................      1,000,000        929,780
    Fresno Joint Powers Financing Authority Lease Revenue, Master Lease Projects, Series A,
       5.25%, 4/01/22 ............................................................................      1,055,000      1,031,927
       5.50%, 4/01/23 ............................................................................      1,070,000      1,060,755
       5.625%, 4/01/24 ...........................................................................      1,110,000      1,103,851
       5.75%, 4/01/25 ............................................................................      1,125,000      1,123,729
    Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
       Project, 5.00%, 4/01/12 ...................................................................      1,500,000      1,518,210
    Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
       9/01/12 ...................................................................................      1,605,000      1,624,565
    Garden Grove Agency Community Development Tax Allocation, Garden Grove Community
       Project, Refunding, AMBAC Insured, 4.25%, 10/01/13 ........................................      2,025,000      2,019,451


                               50 | Annual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
       5.00%, 6/01/12 ............................................................................   $  1,500,000   $  1,632,915
    Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Refunding, Series B,
       AMBAC Insured,
       4.125%, 8/01/14 ...........................................................................      2,140,000      2,238,333
       4.25%, 8/01/15 ............................................................................      2,080,000      2,167,006
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .......................................        505,000        520,746
    Inland Empire Tobacco Asset Securitization Corp. Revenue, Series A, 5.00%, 6/01/21 ...........     11,395,000      9,822,490
    Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 00-18, Group 2, 4.375%, 9/02/10 ....................................................        885,000        889,266
       AD No. 00-18, Group 2, 4.70%, 9/02/12 .....................................................      1,475,000      1,494,337
       AD No. 00-18, Group 2, 4.80%, 9/02/13 .....................................................      1,175,000      1,183,131
       AD No. 00-18, Group 2, 5.125%, 9/02/17 ....................................................      1,705,000      1,645,939
       AD No. 00-18, Group 3, 4.75%, 9/02/15 .....................................................      1,000,000        973,410
       AD No. 00-18, Group 3, 5.00%, 9/02/17 .....................................................      1,000,000        957,280
       AD No. 03-19, Group 2, Refunding, 4.875%, 9/02/16 .........................................      1,000,000        971,420
       AD No. 03-19, Group 2, Refunding, 5.00%, 9/02/18 ..........................................      1,000,000        939,650
       AD No. 03-19, Group 2, Refunding, 5.125%, 9/02/19 .........................................      1,000,000        940,610
    Irvine USD Financing Authority Special Tax, Series A,
       4.70%, 9/01/15 ............................................................................      1,095,000      1,026,322
       4.80%, 9/01/17 ............................................................................      1,400,000      1,282,652
       4.875%, 9/01/18 ...........................................................................      1,570,000      1,429,297
       5.00%, 9/01/20 ............................................................................      1,150,000      1,020,418
    Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
       1/01/18 ...................................................................................      1,735,000      1,761,962
    Lake Elsinore PFA Tax Allocation Revenue, Series A, 5.00%, 9/01/09 ...........................        330,000        331,373
    Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ..................        770,000        769,315
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/19 ..................................................................................      5,000,000      4,319,450
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
       11/15/17 ..................................................................................      3,950,000      3,530,115
    Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
       5.00%, 8/15/20 ............................................................................     20,000,000     19,898,000
       AMBAC Insured, 3.00%, 8/15/12 .............................................................      4,525,000      4,682,832
    Los Angeles County MTA Sales Tax Revenue, Proposition A, first tier senior, Refunding,
       Series A, FSA Insured, 5.00%, 7/01/15 .....................................................      5,345,000      5,411,278
    Los Angeles USD, GO,
       Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/21 ..................................      5,975,000      6,070,002
       Refunding, MBIA Insured, 5.25%, 7/01/13 ...................................................      3,500,000      3,813,005
       Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25 .......................................      6,265,000      6,277,781
       Refunding, Series A-2, FGIC Insured, 5.00%, 7/01/22 .......................................      5,000,000      5,046,050
    M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
       4.25%, 7/01/11 ............................................................................      5,055,000      5,313,816
       5.00%, 7/01/18 ............................................................................      1,000,000      1,013,940
    Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory Put
       11/15/16, FNMA Insured,
       3.90%, 11/15/36 ...........................................................................      3,440,000      3,501,610
       3.95%, 11/15/36 ...........................................................................      1,420,000      1,434,598


                               Annual Report | 51

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Montebello USD, GO, Capital Appreciation, FGIC Insured, zero cpn.,
       8/01/18 ...................................................................................   $  1,455,000   $    948,835
       8/01/19 ...................................................................................      1,480,000        900,106
    Moreno Valley USD, GO,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 8/01/24 .........................      7,500,000      2,919,450
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/17 .....................      2,000,000      2,290,980
       Election of 2004, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/18 .....................      2,300,000      2,634,627
    Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 .................................      1,040,000      1,035,122
    Northern California Power Agency Revenue, Geothermal Project No. 3, Series A,
       5.00%, 7/01/23 ............................................................................      2,000,000      1,952,820
       5.25%, 7/01/24 ............................................................................      2,000,000      1,993,820
    Orange County CFD No. 2002-1 Special Tax, Ladera Ranch, Series A,
       4.60%, 8/15/14 ............................................................................      1,000,000        947,120
       4.75%, 8/15/15 ............................................................................      1,000,000        932,920
       4.90%, 8/15/16 ............................................................................      1,285,000      1,184,487
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       4.90%, 8/15/17 ............................................................................      1,000,000        931,950
       5.10%, 8/15/18 ............................................................................      1,000,000        934,820
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       4.70%, 8/15/18 ............................................................................      1,765,000      1,503,356
       4.80%, 8/15/19 ............................................................................      1,945,000      1,641,016
       4.85%, 8/15/20 ............................................................................      2,000,000      1,667,540
    Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A, 5.375%,
       8/15/12 ...................................................................................      1,500,000      1,501,020
    Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
       12/01/12 ..................................................................................      1,435,000      1,435,201
    Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 .....................................      1,000,000        940,820
    Pacifica COP, AMBAC Insured, 5.00%, 1/01/22 ..................................................      1,275,000      1,289,051
    Palm Desert Financing Authority Tax Allocation Revenue,
       Project Area No. 1, As Amended, Series A, MBIA Insured, 5.00%, 4/01/23 ....................      7,690,000      6,700,989
       Refunding, MBIA Insured, 4.75%, 8/01/18 ...................................................      1,050,000        958,850
    Palo Verde Community College District COP, AMBAC Insured, 5.00%,
       1/01/22 ...................................................................................      1,015,000      1,019,172
       1/01/23 ...................................................................................      1,065,000      1,069,377
       1/01/24 ...................................................................................      1,070,000      1,072,194
    Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
       5.35%, 12/01/16 ...........................................................................      1,000,000      1,015,200
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center, Series A,
       5.00%,
       7/01/16 ...................................................................................      1,420,000      1,427,469
       7/01/21 ...................................................................................      1,695,000      1,570,773
    Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ..............................      1,000,000      1,040,990
    Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects, Series B,
       ETM, 5.35%, 5/15/13 .......................................................................      1,410,000      1,509,264
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC Insured,
       5.00%, 11/01/18 ...........................................................................      1,540,000      1,598,150
    Riverside USD, GO, Election of 2001, Series A, FGIC Insured, 4.00%, 2/01/13 ..................      1,000,000      1,039,600


                               52 | Annual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Sacramento MUD Financing Authority Revenue, Cosumnes Project, MBIA Insured, 5.00%,
       7/01/21 ...................................................................................   $  3,305,000   $  2,942,342
    San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 .......        725,000        726,972
    San Francisco City and County Airports Commission International Airport Revenue,
       Issue 34D, Refunding, Second Series, 5.25%, 5/01/26 .......................................      5,425,000      5,282,756
       Mandatory Put 5/01/19, Refunding, Second Series, 6.50%, 5/01/19 ...........................      2,000,000      2,097,620
    San Francisco City and County COP, Multiple Capital Improvement Project, Series A, 5.00%,
       4/01/24 ...................................................................................      8,400,000      8,202,516
    San Joaquin County COP,
       General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .........................      1,000,000      1,001,750
       Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ......................      1,340,000      1,341,702
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
       Refunding, Series A, 5.60%, 1/15/16 .......................................................      3,000,000      2,733,090
       MBIA Insured, zero cpn., 1/15/26 ..........................................................     19,000,000      5,060,840
    San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%, 4/01/12 .......      3,910,000      3,916,256
    San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured,
       5.00%, 8/01/26 ............................................................................      8,000,000      6,881,520
    San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area 3, Series A,
       MBIA Insured, ETM, 5.10%, 10/01/09 ........................................................        515,000        520,516
       Pre-Refunded, 5.30%, 10/01/11 .............................................................        350,000        375,669
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%,
       8/01/19 ...................................................................................      1,325,000      1,385,897
       8/01/20 ...................................................................................      1,510,000      1,553,201
    Santa Ana USD, GO,
       Election of 1999, Series B, FGIC Insured, zero cpn., 8/01/14 ..............................      3,125,000      2,589,812
       Election of 2008, Series A, 5.25%, 8/01/25 ................................................      2,000,000      2,027,280
    Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 .........      1,085,000      1,078,175
    Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
       4.00%, 5/01/12 ............................................................................        525,000        543,370
       4.25%, 5/01/14 ............................................................................        840,000        862,638
       4.25%, 5/01/15 ............................................................................        875,000        893,568
       4.25%, 11/01/15 ...........................................................................        670,000        684,217
    South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
       Refunding, FSA Insured, 3.25%, 8/01/11 ....................................................      1,000,000      1,042,190
    South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1, XLCA Insured,
       5.00%, 9/01/16 ............................................................................      1,690,000      1,608,795
    Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
       Series A, 5.25%, 11/01/19 .................................................................      1,500,000      1,378,215
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11                            645,000        631,803
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset-Backed
       Bonds, Series B,
       ETM, 4.50%, 6/01/11 .......................................................................      1,540,000      1,642,533
       Pre-Refunded, 4.60%, 6/01/12 ..............................................................      1,760,000      1,880,490
       Pre-Refunded, 4.70%, 6/01/13 ..............................................................      1,500,000      1,605,510
       Pre-Refunded, 4.80%, 6/01/14 ..............................................................        725,000        777,360
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 ........      1,000,000      1,032,360
(a) Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/24 ......      5,000,000      4,959,950
    University of California Revenues, Multiple Purpose Projects, Series N, FGIC Insured, 4.00%,
       9/01/12 ...................................................................................      1,380,000      1,401,473


                               Annual Report | 53

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 .............................   $  1,875,000   $  1,951,875
    West Kern Community College District COP, AMBAC Insured,
       5.00%, 11/01/20 ...........................................................................      1,015,000      1,026,236
       5.00%, 11/01/21 ...........................................................................      1,065,000      1,079,985
       5.00%, 11/01/22 ...........................................................................      1,115,000      1,123,184
       5.125%, 11/01/23 ..........................................................................      1,170,000      1,173,779
       5.125%, 11/01/24 ..........................................................................      1,230,000      1,244,908
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
       ETM, 5.00%, 6/01/11 .......................................................................      1,060,000      1,140,539
       ETM, 5.00%, 6/01/12 .......................................................................      2,225,000      2,463,453
       Pre-Refunded, 5.00%, 6/01/13 ..............................................................      2,335,000      2,607,775
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
       5.00%, 9/01/15 ............................................................................      1,080,000      1,125,187
       5.25%, 9/01/20 ............................................................................      1,325,000      1,336,196
                                                                                                                    ------------
                                                                                                                     526,179,750
                                                                                                                    ------------
    U.S. TERRITORIES 6.5%
    GUAM 0.4%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%, 12/01/17 ............      2,305,000      2,322,011
                                                                                                                    ------------
    PUERTO RICO 5.0%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 .................      2,500,000      2,591,600
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, FSA Insured, 5.00%, 7/01/23 .........................................      5,000,000      5,013,000
       Series RR, FGIC Insured, 5.00%, 7/01/21 ...................................................      5,000,000      4,764,800
       Series WW, 5.375%, 7/01/23 ................................................................      5,000,000      4,987,800
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, MBIA
       Insured, 6.00%, 7/01/23 ...................................................................     11,645,000     11,376,000
                                                                                                                    ------------
                                                                                                                      28,733,200
                                                                                                                    ------------
    VIRGIN ISLANDS 1.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
       5.30%, 10/01/11 ...........................................................................      1,000,000      1,006,100
       5.40%, 10/01/12 ...........................................................................      4,150,000      4,175,191
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 ...................................................................................      1,100,000      1,100,000
                                                                                                                    ------------
                                                                                                                       6,281,291
                                                                                                                    ------------
    TOTAL U.S. TERRITORIES .......................................................................                    37,336,502
                                                                                                                    ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $577,853,105) ......................                   563,516,252
                                                                                                                    ------------


                               54 | Annual Report

Franklin California Tax-Free Trust

                                                                                                       PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
----------------------------------------------------------                                           ------------   ------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    CALIFORNIA 1.5%
(b) Irvine Ranch Water District Revenue, Improvement Districts, Consolidated, Series B, Daily VRDN
       and Put, 0.15%, 10/01/41 ..................................................................   $  3,000,000   $  3,000,000
(b) Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
       District, Refunding, Series C, Daily VRDN and Put, 0.25%, 12/01/38 ........................      4,200,000      4,200,000
(b) Southern California Public Power Authority Revenue, Mead-Phoenix Project, Refunding, Series A,
       Daily VRDN and Put, 0.15%, 7/01/20 ........................................................      1,200,000      1,200,000
                                                                                                                    ------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,400,000) ...............................................                     8,400,000
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $586,253,105) 99.1% ..................................................                   571,916,252
    OTHER ASSETS, LESS LIABILITIES 0.9% ..........................................................                     5,273,052
                                                                                                                    ------------
    NET ASSETS 100.0% ............................................................................                  $577,189,304
                                                                                                                    ============

See Abbreviations on page 76.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin California Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                                                  YEAR ENDED JUNE 30,
                                                                ------------------------------------------------------
CLASS A                                                           2009         2008       2007       2006       2005
-------                                                         --------     --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                                                --------     --------   --------   --------   --------
Income from investment operations - net investment income ...      0.006        0.024      0.029      0.023      0.012
Less distributions from net investment income ...............     (0.006)      (0.024)    (0.029)    (0.023)    (0.012)
                                                                --------     --------   --------   --------   --------
Net asset value, end of year ................................   $   1.00     $   1.00   $   1.00   $   1.00   $   1.00
                                                                ========     ========   ========   ========   ========
Total return(a) .............................................       0.57%        2.43%      2.97%      2.33%      1.20%
RATIOS TO AVERAGE NET ASSETS
Expenses ....................................................       0.46%(b)     0.54%      0.55%      0.55%      0.56%
Net investment income .......................................       0.61%        2.37%      2.94%      2.30%      1.22%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $570,026     $709,264   $658,903   $610,593   $688,121

(a) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(b) Ratio of expenses to average net assets before waiver and payments by affiliates, was 0.57%.

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin California Tax-Free Trust

STATEMENT OF INVESTMENTS, JUNE 30, 2009

                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT         VALUE
-----------------------------------------                                                           -----------   ------------
INVESTMENTS 103.7%
MUNICIPAL BONDS 103.7%
CALIFORNIA 103.2%
(a) Antelope Valley-East Kern Water Agency COP, Series A-2, Weekly VRDN and Put, 0.13%,
       6/01/37 ..................................................................................   $ 5,500,000   $  5,500,000
(a) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
       Refunding, Series C-1, Weekly VRDN and Put, 0.13%, 4/01/45 ...............................     2,150,000      2,150,000
       Series C, Weekly VRDN and Put, 0.25%, 4/01/37 ............................................    11,500,000     11,500,000
       Series C, Weekly VRDN and Put, 0.17%, 4/01/45 ............................................    20,500,000     20,500,000
       Series C-2, Weekly VRDN and Put, 0.13%, 4/01/47 ..........................................     8,235,000      8,235,000
(a) Berkeley Revenue, Berkeley-Albany YMCA, Refunding, Weekly VRDN and Put, 0.20%, 7/01/38 ......     2,000,000      2,000,000
(a) California Educational Facilities Authority Revenue,
       Chapman University, Refunding, Series A, Daily VRDN and Put, 0.25%, 10/01/36 .............     3,000,000      3,000,000
       Stanford University, Refunding, Series L-3, Weekly VRDN and Put, 0.15%, 10/01/15 .........     4,640,000      4,640,000
(a) California Health Facilities Financing Authority Revenue, Adventist Health System West,
       Series B, Daily VRDN and Put, 0.13%, 9/01/38 .............................................     2,400,000      2,400,000
(a) California HFAR, MFH III, Series D,
       Daily VRDN and Put, 3.25%, 2/01/31 .......................................................    10,310,000     10,310,000
       Weekly VRDN and Put, 0.17%, 8/01/22 ......................................................       920,000        920,000
(a) California Infrastructure and Economic Development Bank Revenue,
       American National Red Cross, Refunding, Weekly VRDN and Put, 0.16%, 9/01/34 ..............     5,000,000      5,000,000
       California Academy of Sciences, Refunding, Series A, Daily VRDN and Put, 0.15%,
          9/01/38 ...............................................................................     1,000,000      1,000,000
       California Academy of Sciences, Refunding, Series F, Daily VRDN and Put, 0.15%,
          9/01/38 ...............................................................................     1,100,000      1,100,000
       Orange County Performing Arts Center, Series B, Weekly VRDN and Put, 0.13%, 7/01/34 ......    10,000,000     10,000,000
(a) California Municipal Finance Authority Revenue, Gideon Hausner Jewish Day, Weekly VRDN
       and Put, 0.18%, 7/01/38 ..................................................................     1,500,000      1,500,000
    California School Cash Reserve Program Authority COP, Series A,
       3.00%, 7/06/09 ...........................................................................     8,000,000      8,001,460
(b)    2.50%, 7/01/10 ...........................................................................    10,000,000     10,186,200
(a) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series F, Sub Series F-1, Daily VRDN and Put, 0.25%, 5/01/19 ..................     8,300,000      8,300,000
       Refunding, Series F, Sub Series F-4, Daily VRDN and Put, 0.13%, 5/01/22 ..................    11,800,000     11,800,000
       Refunding, Series G, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 0.70%,
          5/01/16 ...............................................................................     6,255,000      6,255,000
       Series B, Sub Series B-1, Daily VRDN and Put, 0.13%, 5/01/22 .............................     1,400,000      1,400,000
       Series B, Sub Series B-3, Daily VRDN and Put, 0.13%, 5/01/22 .............................     3,400,000      3,400,000
       Series C, Sub Series C-4, Weekly VRDN and Put, 0.25%, 5/01/22 ............................     5,300,000      5,300,000
       Series C, Sub Series C-12, Weekly VRDN and Put, 0.19%, 5/01/22 ...........................    19,000,000     19,000,000
       Series C, Sub Series C-15, Weekly VRDN and Put, 0.15%, 5/01/22 ...........................     6,600,000      6,600,000
(a) California State Economic Recovery Revenue,
       Series C-2, Daily VRDN and Put, 0.75%, 7/01/23 ...........................................     9,600,000      9,600,000
       Series C-3, Daily VRDN and Put, 0.75%, 7/01/23 ...........................................     8,950,000      8,950,000
       Series C-5, Daily VRDN and Put, 0.28%, 7/01/23 ...........................................     9,500,000      9,500,000
(a) California State GO,
       Kindergarten-University Public Education Facilities, Refunding, Series A-3, Daily VRDN and
          Put, 0.35%, 5/01/34 ...................................................................       600,000        600,000
       Kindergarten-University Public Education Facilities, Refunding, Series A-8, Weekly VRDN
          and Put, 0.25%, 5/01/34 ...............................................................     3,105,000      3,105,000


                               Annual Report | 57

Franklin California Tax-Free Trust

                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT         VALUE
-----------------------------------------                                                           -----------   ------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) California State GO, (continued)
       Kindergarten-University Public Education Facilities, Series A-4, Daily VRDN and Put, 0.22%,
          5/01/34 ...............................................................................   $ 7,905,000   $  7,905,000
       Kindergarten-University Public Education Facilities, Series A-10, Weekly VRDN and Put,
          0.16%, 5/01/34 ........................................................................     2,450,000      2,450,000
       Series B-1, Weekly VRDN and Put, 0.17%, 5/01/33 ..........................................    55,900,000     55,900,000
       Series B-3, Weekly VRDN and Put, 0.25%, 5/01/33 ..........................................    40,800,000     40,800,000
(a) California Statewide CDA Revenue,
       Goodwill of Santa Cruz, Weekly VRDN and Put, 0.20%, 2/01/38 ..............................     1,000,000      1,000,000
       Los Angeles County Museum Art Project, Refunding, Series B, Weekly VRDN and Put,
          0.12%, 12/01/37 .......................................................................     9,000,000      9,000,000
       Los Angeles County Museum Art Project, Refunding, Series C, Weekly VRDN and Put,
          0.12%, 12/01/34 .......................................................................     5,000,000      5,000,000
       Motion Picture and Television Fund, Series A, Weekly VRDN and Put, 0.17%, 3/01/31 ........     2,300,000      2,300,000
       Sweep Loan Program, Refunding, Series A, Weekly VRDN and Put, 0.22%, 8/01/35 .............    10,000,000     10,000,000
       Touro University Project, Refunding, Weekly VRDN and Put, 0.17%, 9/01/29 .................     4,665,000      4,665,000
(a) Calleguas-Las Virgines PFAR, Municipal Water District Project, Refunding, Series A, Weekly
       VRDN and Put, 0.13%, 7/01/37 .............................................................     8,825,000      8,825,000
(a) East Bay MUD Wastewater System Revenue, Refunding, Series A, Weekly VRDN and Put,
       0.13%, 6/01/33 ...........................................................................     3,000,000      3,000,000
(a) Fremont PFA, COP, Weekly VRDN and Put, 0.25%, 8/01/30 .......................................     8,000,000      8,000,000
(a) Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.17%, 6/01/30 ..................     1,400,000      1,400,000
(a) Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 03-19, Series A, Daily VRDN and Put, 0.25%, 9/02/29 ...............................       300,000        300,000
       AD No. 05-21, Series A, Daily VRDN and Put, 0.25%, 9/02/31 ...............................     4,000,000      4,000,000
       AD No. 97-13, Daily VRDN and Put, 0.25%, 9/02/23 .........................................     7,350,000      7,350,000
       AD No. 97-16, Daily VRDN and Put, 0.25%, 9/02/22 .........................................     1,700,000      1,700,000
(a) Irvine Ranch Water District Revenue, Improvement Districts, Consolidated,
       Series A, Weekly VRDN and Put, 0.10%, 10/01/41 ...........................................     5,000,000      5,000,000
       Series B, Daily VRDN and Put, 0.15%, 10/01/41 ............................................    10,000,000     10,000,000
(a) Los Angeles County Housing Authority MFHR, Malibu Meadows Project, Refunding, Series B,
       Weekly VRDN and Put, 0.18%, 4/15/28 ......................................................     3,125,000      3,125,000
(a) Los Angeles County MFMR, Series A, Weekly VRDN and Put, 0.17%, 7/01/14 ......................     4,500,000      4,500,000
(a) Los Angeles Department of Water and Power Revenue, Refunding, Series B,
       Sub Series B-1, Weekly VRDN and Put, 0.30%, 7/01/34 ......................................     4,050,000      4,050,000
       Sub Series B-2, Weekly VRDN and Put, 0.20%, 7/01/34 ......................................     1,500,000      1,500,000
       Sub Series B-3, Daily VRDN and Put, 0.25%, 7/01/34 .......................................    13,900,000     13,900,000
       Sub Series B-7, Weekly VRDN and Put, 0.17%, 7/01/34 ......................................     8,100,000      8,100,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B,
       Sub Series B-4, Weekly VRDN and Put, 0.30%, 7/01/35 ......................................     8,750,000      8,750,000
       Sub Series B-6, Daily VRDN and Put, 0.13%, 7/01/34 .......................................       700,000        700,000
(a) Los Angeles USD, COP, Belmont Learning Complex, Series A, Weekly VRDN and Put, 0.16%,
       12/01/17 .................................................................................     1,800,000      1,800,000
(a) Los Angeles Wastewater System Revenue, Refunding, Sub Series A, Weekly VRDN and Put,
       0.17%, 6/01/28 ...........................................................................     6,100,000      6,100,000
(a) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.17%, 7/01/35 ................................     2,300,000      2,300,000
       Series C, Weekly VRDN and Put, 0.30%, 7/01/28 ............................................    13,200,000     13,200,000
       Series C-2, Daily VRDN and Put, 0.20%, 7/01/36 ...........................................     5,500,000      5,500,000


                               58 | Annual Report

Franklin California Tax-Free Trust

                                                                                                     PRINCIPAL
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                              AMOUNT         VALUE
-----------------------------------------                                                           -----------   ------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(a) Oceanside MFHR, Shadow Way Apartments Project, Weekly VRDN and Put, 0.20%, 3/01/49 ..........   $ 3,750,000   $  3,750,000
(a) Orange County Apartment Development Revenue,
       Harbor Pointe, Refunding, Issue D, Weekly VRDN and Put, 0.18%, 12/01/22 ..................     3,500,000      3,500,000
       Park Ridge Villas, Refunding, Issue I, Weekly VRDN and Put, 0.18%, 11/15/28 ..............     5,100,000      5,100,000
(a) Orange County Housing Authority MF Apartment Development Revenue, Lantern Pines Project,
       Series CC, FNMA Insured, Weekly VRDN and Put, 0.31%, 12/01/27 ............................     2,595,000      2,595,000
(b) Orange County Revenue, TRAN, Series A, 2.00%, 6/30/10 .......................................     9,000,000      9,143,010
(a) Sacramento County Housing Authority MFHR, Stonebridge Apartments, Refunding, Series D,
       Weekly VRDN and Put, 0.19%, 5/15/31 ......................................................     2,900,000      2,900,000
(a) Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
       District, Refunding,
       Series C, Daily VRDN and Put, 0.25%, 12/01/38 ............................................    12,200,000     12,200,000
       Series E, Weekly VRDN and Put, 0.20%, 12/01/40 ...........................................     3,000,000      3,000,000
(a) San Bernardino County MFHR, Housing Mortgage, Parkview, Refunding, Series A, Weekly
       VRDN and Put, 0.18%, 2/15/27 .............................................................     1,200,000      1,200,000
(a) San Diego County COP, San Diego Foundation, Weekly VRDN and Put, 0.15%, 8/01/36 .............     4,640,000      4,640,000
(a) San Jose Financing Authority Lease Revenue,
       Civic Center Project, Refunding, Series A, Weekly VRDN and Put, 0.20%, 6/01/39 ...........     3,000,000      3,000,000
       Hayes Mansion, Refunding, Series C, Weekly VRDN and Put, 0.11%, 6/01/27 ..................     5,900,000      5,900,000
(a) San Jose RDAR, Merged Area Redevelopment Project,
       Series A, Weekly VRDN and Put, 0.11%, 7/01/26 ............................................     7,200,000      7,200,000
       Series B, Weekly VRDN and Put, 0.15%, 7/01/26 ............................................    19,920,000     19,920,000
(a) Santa Ana Housing Authority MFHR, Harbor Pointe Apartments, Refunding, Series A, Weekly
       VRDN and Put, 0.20%, 12/01/15 ............................................................     1,200,000      1,200,000
(a) Santa Ana USD, COP, Weekly VRDN and Put, 0.17%, 7/01/15 .....................................     3,600,000      3,600,000
(a) Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
       Replacement Project, Series B, Weekly VRDN and Put, 0.16%, 11/15/25 ......................     4,900,000      4,900,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
       Series A, Weekly VRDN and Put, 0.18%, 12/15/25 ...........................................     5,000,000      5,000,000
(a) Southern California Public Power Authority Revenue,
       Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.15%, 7/01/20 ...........     8,915,000      8,915,000
       Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.15%, 7/01/20 ............    10,550,000     10,550,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, Weekly VRDN and Put, 0.18%,
       7/15/29 ..................................................................................     6,100,000      6,100,000
                                                                                                                  ------------
                                                                                                                   588,185,670
                                                                                                                  ------------
    U.S. TERRITORIES 0.5%
    PUERTO RICO 0.5%
    Puerto Rico Commonwealth TRAN, Series A, Sub Series A2, 3.00%, 7/30/09 ......................     3,000,000      3,003,197
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $591,188,867) .......................................................                  591,188,867
    OTHER ASSETS, LESS LIABILITIES (3.7)% .......................................................                  (21,163,211)
                                                                                                                  ------------
    NET ASSETS 100.0% ...........................................................................                 $570,025,656
                                                                                                                  ============

See Abbreviations on page 76.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(b)  Security purchased on a when-issued basis. See Note 1(b).

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin California Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009

                                                   FRANKLIN       FRANKLIN CALIFORNIA     FRANKLIN
                                                  CALIFORNIA       INTERMEDIATE-TERM     CALIFORNIA
                                               INSURED TAX-FREE         TAX-FREE         TAX-EXEMPT
                                                  INCOME FUND         INCOME FUND        MONEY FUND
                                               ----------------   -------------------   ------------
Assets:
   Investments in securities:
      Cost ..................................   $2,056,200,615       $ 586,253,105      $591,188,867
                                                --------------       -------------      ------------
      Value .................................   $1,980,617,419       $ 571,916,252      $591,188,867
   Cash .....................................           51,298              64,750           308,790
   Receivables:
      Capital shares sold ...................        5,188,122           3,819,836         1,521,819
      Interest ..............................       31,357,687           8,470,203           406,296
   Other assets .............................            2,732                 755                --
                                                --------------       -------------      ------------
         Total assets .......................    2,017,217,258         584,271,796       593,425,772
                                                --------------       -------------      ------------
Liabilities:
   Payables:
      Investment securities purchased .......               --           4,940,050        19,329,210
      Capital shares redeemed ...............       12,151,054             969,216         3,864,301
      Affiliates ............................        1,320,912             386,241           120,417
      Distributions to shareholders .........        2,821,161             695,229                --
   Accrued expenses and other liabilities ...          175,194              91,756            86,188
                                                --------------       -------------      ------------
         Total liabilities ..................       16,468,321           7,082,492        23,400,116
                                                --------------       -------------      ------------
            Net assets, at value ............   $2,000,748,937       $ 577,189,304      $570,025,656
                                                --------------       -------------      ------------
Net assets consist of:
   Paid-in capital ..........................   $2,078,948,674       $ 599,813,702      $570,028,202
   Undistributed net investment income ......          279,845             582,763                --
   Net unrealized appreciation (depreciation)      (75,583,196)        (14,336,853)               --
   Accumulated net realized gain (loss) .....       (2,896,386)         (8,870,308)           (2,546)
                                                --------------       -------------      ------------
            Net assets, at value ............   $2,000,748,937       $ 577,189,304      $570,025,656
                                                ==============       =============      ============

   The accompanying notes are an integral part of these financial statements.


                               60 | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
June 30, 2009

                                                                  FRANKLIN       FRANKLIN CALIFORNIA     FRANKLIN
                                                                  CALIFORNIA      INTERMEDIATE-TERM     CALIFORNIA
                                                              INSURED TAX-FREE         TAX-FREE         TAX-EXEMPT
                                                                 INCOME FUND         INCOME FUND        MONEY FUND
                                                              ----------------   -------------------   ------------
CLASS A:
   Net assets, at value ...................................    $1,780,447,998        $517,828,588      $570,025,656
                                                               --------------        ------------      ------------
   Shares outstanding .....................................       155,552,683          47,658,820       569,988,844
                                                               --------------        ------------      ------------
   Net asset value per share(a) ...........................    $        11.45        $      10.87      $       1.00
                                                               --------------        ------------      ------------
   Maximum offering price per share (net asset value
      per share / 95.75%, 97.75% and 100%, respectively) ..    $        11.96        $      11.12      $       1.00
                                                               --------------        ------------      ------------
CLASS B:
   Net assets, at value ...................................    $   31,962,953
                                                               --------------
   Shares outstanding .....................................         2,777,817
                                                               --------------
   Net asset value and maximum offering price per
      share(a) ............................................            $11.51
                                                               --------------
CLASS C:
   Net assets, at value ...................................    $  186,237,563        $ 59,204,695
                                                               --------------        ------------
   Shares outstanding .....................................        16,093,997           5,435,169
                                                               --------------        ------------
   Net asset value and maximum offering price per
      share(a) ............................................            $11.57        $      10.89
                                                               --------------        ------------
ADVISOR CLASS:
   Net assets, at value ...................................    $    2,100,423        $    156,021
                                                               --------------        ------------
   Shares outstanding .....................................           183,438              14,351
                                                               --------------        ------------
   Net asset value and maximum offering price per share ...            $11.45        $      10.87
                                                               --------------        ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Franklin California Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended June 30, 2009

                                                              FRANKLIN       FRANKLIN CALIFORNIA     FRANKLIN
                                                             CALIFORNIA       INTERMEDIATE-TERM     CALIFORNIA
                                                          INSURED TAX-FREE         TAX-FREE         TAX-EXEMPT
                                                             INCOME FUND          INCOME FUND       MONEY FUND
                                                          ----------------   -------------------   -----------
Investment income:
   Interest ...........................................     $ 107,929,696        $ 27,247,612      $ 7,180,365
                                                            -------------        ------------      -----------
Expenses:
   Management fees (Note 3a) ..........................         9,315,555           2,792,236        3,286,054
   Distribution fees: (Note 3c)
      Class A .........................................         1,807,150             512,377               --
      Class B .........................................           259,490                  --               --
      Class C .........................................         1,096,042             299,865               --
   Transfer agent fees (Note 3e) ......................           526,439             206,873          238,899
   Custodian fees .....................................            29,828               8,641            9,597
   Reports to shareholders ............................            81,203              30,819           28,165
   Registration and filing fees .......................            19,965              13,057            8,254
   Professional fees ..................................            52,667              35,978           40,989
   Trustees' fees and expenses ........................            65,176              17,936           23,330
   Temporary Guarantee Program fee (Note 7) ...........                --                  --          174,713
   Other ..............................................           148,774              68,085           51,587
                                                            -------------        ------------      -----------
         Total expenses ...............................        13,402,289           3,985,867        3,861,588
         Expenses waived/paid by affiliates
            (Note 3f) .................................                --                  --         (769,809)
                                                            -------------        ------------      -----------
            Net expenses ..............................        13,402,289           3,985,867        3,091,779
                                                            -------------        ------------      -----------
               Net investment income ..................        94,527,407          23,261,745        4,088,586
                                                            -------------        ------------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........        (2,844,035)         (5,684,875)          28,688
   Net change in unrealized appreciation (depreciation)
      on investments ..................................      (130,270,547)        (16,143,756)              --
                                                            -------------        ------------      -----------
Net realized and unrealized gain (loss) ...............      (133,114,582)        (21,828,631)          28,688
                                                            -------------        ------------      -----------
Net increase (decrease) in net assets resulting
      from operations .................................     $ (38,587,175)       $  1,433,114      $ 4,117,274
                                                            =============        ============      ===========

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FRANKLIN CALIFORNIA
                                                     FRANKLIN CALIFORNIA INSURED          INTERMEDIATE-TERM
                                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                  --------------------------------   ---------------------------
                                                         YEAR ENDED JUNE 30,             YEAR ENDED JUNE 30,
                                                  --------------------------------   ---------------------------
                                                       2009              2008            2009           2008
                                                  --------------   ---------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................   $   94,527,407   $    88,316,572   $ 23,261,745   $ 19,789,449
      Net realized gain (loss) from
         investments ..........................       (2,844,035)        1,805,353     (5,684,875)      (188,726)
      Net change in unrealized appreciation
         (depreciation) on investments ........     (130,270,547)      (50,951,854)   (16,143,756)    (3,989,373)
                                                  --------------   ---------------   ------------   ------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................      (38,587,175)       39,170,071      1,433,114     15,611,350
                                                  --------------   ---------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................      (85,101,308)      (80,334,698)   (21,317,414)   (18,451,219)
         Class B ..............................       (1,662,730)       (2,018,683)            --             --
         Class C ..............................       (6,927,938)       (5,492,590)    (1,642,458)      (949,254)
         Advisor Class ........................          (50,507)               --         (2,135)            --
                                                  --------------   ---------------   ------------   ------------
   Total distributions to shareholders ........      (93,742,483)      (87,845,971)   (22,962,007)   (19,400,473)
                                                  --------------   ---------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ..............................       23,467,087       109,413,411     20,503,056     62,821,795
         Class B ..............................      (13,987,116)       (9,067,886)            --             --
         Class C ..............................       33,302,435        27,534,725     23,776,300     10,074,524
         Advisor Class ........................        2,115,249                --        153,009             --
                                                  --------------   ---------------   ------------   ------------
   Total capital share transactions ...........       44,897,655       127,880,250     44,432,365     72,896,319
                                                  --------------   ---------------   ------------   ------------
   Redemption fees ............................              624            14,774            990          5,999
                                                  --------------   ---------------   ------------   ------------
            Net increase (decrease) in
               net assets .....................      (87,431,379)       79,219,124     22,904,462     69,113,195
Net assets:
   Beginning of year ..........................    2,088,180,316     2,008,961,192    554,284,842    485,171,647
                                                  --------------   ---------------   ------------   ------------
   End of year ................................   $2,000,748,937   $ 2,088,180,316   $577,189,304   $554,284,842
                                                  ==============   ===============   ============   ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of year .............................   $      279,845   $      (145,237)  $    582,763   $    287,034
                                                  ==============   ===============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin California Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                FRANKLIN CALIFORNIA
                                                                               TAX-EXEMPT MONEY FUND
                                                                           ----------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                                           ----------------------------
                                                                                2009           2008
                                                                           -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                $   4,088,586   $ 16,817,432
      Net realized gain (loss) from investments                                   28,688         (5,363)
                                                                           -------------   ------------
         Net increase (decrease) in net assets resulting from operations       4,117,274     16,812,069
                                                                           -------------   ------------
Distributions to shareholders from net investment income                      (4,088,586)    (16,817,432)
Capital share transactions (Note 2)                                         (139,267,200)     50,366,184
                                                                           -------------   ------------
         Net increase (decrease) in net assets                              (139,239,512)     50,360,821
Net assets (there is no undistributed net investment income at beginning or end of year):
   Beginning of year                                                         709,264,168    658,903,347
                                                                           -------------   ------------
   End of year                                                             $ 570,025,656   $709,264,168
                                                                           =============   ============

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin California Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective October 31, 2008, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                                CLASS A, CLASS B, CLASS C
CLASS A                             CLASS A, CLASS C & ADVISOR CLASS                & ADVISOR CLASS
-------                          -------------------------------------   ------------------------------------
Franklin California Tax-Exempt   Franklin California Intermediate-Term   Franklin California Insured Tax-Free
   Money Fund                       Tax-Free Income Fund                    Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                               Annual Report | 65

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of June 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               66 | Annual Report

Franklin California Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 67

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin California Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                       FRANKLIN CALIFORNIA           FRANKLIN CALIFORNIA
                                             INSURED                  INTERMEDIATE-TERM
                                       TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                   ---------------------------   ---------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended June 30, 2009
   Shares sold .................    29,167,937   $ 337,405,080    19,328,396   $ 210,337,015
   Shares issued in reinvestment
      of distributions .........     4,296,933      49,692,892     1,236,042      13,446,918
   Shares redeemed .............   (31,748,010)   (363,630,885)  (18,836,592)   (203,280,877)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     1,716,860   $  23,467,087     1,727,846   $  20,503,056
                                   ===========   =============   ===========   =============
Year ended June 30, 2008
   Shares sold .................    26,443,274   $ 328,888,594    13,016,223   $ 148,492,416
   Shares issued in reinvestment
      of distributions .........     3,723,380      46,287,251     1,016,666      11,595,555
   Shares redeemed .............   (21,388,540)   (265,762,434)   (8,527,412)    (97,266,176)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     8,778,114   $ 109,413,411     5,505,477   $  62,821,795
                                   ===========   =============   ===========   =============
CLASS B SHARES:
Year ended June 30, 2009
   Shares sold .................        73,578   $     832,721
   Shares issued in reinvestment
      of distributions .........        90,842       1,056,458
   Shares redeemed .............    (1,374,300)    (15,876,295)
                                   -----------   -------------
   Net increase (decrease) .....    (1,209,880)  $ (13,987,116)
                                   ===========   =============
Year ended June 30, 2008
   Shares sold .................        69,936   $     866,284
   Shares issued in reinvestment
      of distributions .........       103,853       1,298,021
   Shares redeemed .............      (900,350)    (11,232,191)
                                   -----------   -------------
   Net increase (decrease) .....      (726,561)  $  (9,067,886)
                                   ===========   =============
CLASS C SHARES:
Year ended June 30, 2009
   Shares sold .................     6,066,207   $  70,773,138     3,372,119   $  36,707,062
   Shares issued in reinvestment
      of distributions .........       366,507       4,283,092        85,595         932,866
   Shares redeemed .............    (3,601,441)    (41,753,795)   (1,285,439)    (13,863,628)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     2,831,273   $  33,302,435     2,172,275   $  23,776,300
                                   ===========   =============   ===========   =============
Year ended June 30, 2008
   Shares sold .................     3,725,402   $  46,696,824     1,323,158   $  15,093,148
   Shares issued in reinvestment
      of distributions .........       264,495       3,320,505        44,836         512,396
   Shares redeemed .............    (1,792,999)    (22,482,604)     (484,788)     (5,531,020)
                                   -----------   -------------   -----------   -------------
   Net increase (decrease) .....     2,196,898   $  27,534,725       883,206   $  10,074,524
                                   ===========   =============   ===========   =============


                               68 | Annual Report

Franklin California Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                             INSURED           INTERMEDIATE-TERM
                                      TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                      --------------------   --------------------
                                       SHARES     AMOUNT       SHARES    AMOUNT
                                      -------   ----------     ------   --------
ADVISOR CLASS SHARES:
Period ended June 30, 2009(a)
   Shares sold ...................    252,413   $2,901,997     16,051   $171,296
   Shares issued in reinvestment
      of distributions ...........      3,639       42,024        157      1,713
   Shares redeemed ...............    (72,614)    (828,772)    (1,857)   (20,000)
                                      -------   ----------     ------   --------
   Net increase (decrease) .......    183,438   $2,115,249     14,351   $153,009
                                      =======   ==========     ======   ========


(a)  For the period October 31, 2008 (effective date) to June 30, 2009.

                                                          FRANKLIN
                                                         CALIFORNIA
                                                         TAX-EXEMPT
                                                         MONEY FUND
                                                           AMOUNT
                                                       -------------
CLASS A SHARES:
Year ended June 30, 2009
   Shares sold .....................................   $ 567,744,452
   Shares issued in reinvestment of distributions ..       3,885,276
   Shares redeemed .................................    (710,896,928)
                                                       -------------
   Net increase (decrease) .........................   $(139,267,200)
                                                       =============
Year ended June 30, 2008
   Shares sold .....................................   $ 671,938,023
   Shares issued in reinvestment of distributions ..      16,911,703
   Shares redeemed .................................    (638,483,542)
                                                       -------------
   Net increase (decrease) .........................   $  50,366,184
                                                       =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 69

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
----------   ----------
  0.625%     Up to and including $100 million
  0.500%     Over $100 million, up to and including $250 million
  0.450%     Over $250 million, up to and including $7.5 billion
  0.440%     Over $7.5 billion, up to and including $10 billion
  0.430%     Over $10 billion, up to and including $12.5 billion
  0.420%     Over $12.5 billion, up to and including $15 billion
  0.400%     Over $15 billion, up to and including $17.5 billion
  0.380%     Over $17.5 billion, up to and including $20 billion
  0.360%     In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class of the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                               70 | Annual Report

Franklin California Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                              INSURED           INTERMEDIATE-TERM
                       TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                       --------------------   --------------------
Reimbursement Plans:
   Class A .........           0.10%                  0.10%
Compensation Plans:
   Class B .........           0.65%                    --
   Class C .........           0.65%                  0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                            FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                              INSURED TAX-FREE      INTERMEDIATE-TERM         TAX-EXEMPT
                                                INCOME FUND       TAX-FREE INCOME FUND        MONEY FUND
                                            -------------------   --------------------   -------------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..         $495,350               $66,714               $    --
Contingent deferred sales charges
   retained .............................         $115,857               $42,538               $57,490

E. TRANSFER AGENT FEES

For the year ended June 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                            FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                              INSURED TAX-FREE      INTERMEDIATE-TERM         TAX-EXEMPT
                                                INCOME FUND       TAX-FREE INCOME FUND        MONEY FUND
                                            -------------------   --------------------   -------------------
Transfer agent fees .....................         $315,787              $109,693               $165,791

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin California Tax-Exempt Money Fund, Advisers has agreed in advance to limit its expenses such that the fund does not return a negative yield to its shareholders. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                               Annual Report | 71

Franklin California Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2009, the capital loss carryforwards were as follows:

                                          FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                                            INSURED TAX-FREE      INTERMEDIATE-TERM         TAX-EXEMPT
                                              INCOME FUND       TAX-FREE INCOME FUND        MONEY FUND
                                          -------------------   --------------------   -------------------
Capital loss carryforwards expiring in:
2010 ..................................        $       --            $  112,465               $   --
2011 ..................................                --               145,149                   --
2012 ..................................                --               865,726                   --
2013 ..................................                --               421,949                   --
2015 ..................................                --             1,083,972                   --
2016 ..................................                --               154,257                2,546
2017 ..................................         1,517,317             5,166,158                   --
                                               ----------            ----------               ------
                                               $1,517,317            $7,949,676               $2,546
                                               ==========            ==========               ======

During the year end June 30, 2009, the Franklin California Tax-Exempt Money Fund utilized $28,688 of capital loss carryforwards.

On June 30, 2009, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund had expired capital loss carryforwards of $783,847 and $321,166, respectively, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At June 30, 2009, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund deferred realized capital losses of $1,326,127 and $920,632, respectively.

The tax character of distributions paid during the years ended June 30, 2009 and 2008, was as follows:

                              FRANKLIN CALIFORNIA          FRANKLIN CALIFORNIA
                                    INSURED                 INTERMEDIATE-TERM
                              TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                           -------------------------   --------------------------
                               2009          2008          2009          2008
                           -----------   -----------   -----------   -----------
Distributions paid from:
   tax exempt income ...   $93,742,483   $87,845,971   $22,962,007   $19,400,473
                           ===========   ===========   ===========   ===========

                              FRANKLIN CALIFORNIA
                                  TAX-EXEMPT
                                  MONEY FUND
                           ------------------------
                              2009          2008
                           ----------   -----------
Distributions paid from:
   tax exempt income ...   $4,088,586   $16,817,432
                           ==========   ===========


                               72 | Annual Report

Franklin California Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At June 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

                                         FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA   FRANKLIN CALIFORNIA
                                          INSURED TAX-FREE       INTERMEDIATE-TERM        TAX-EXEMPT
                                              INCOME FUND      TAX-FREE INCOME FUND         MONEY FUND
                                         -------------------   --------------------   -------------------
Cost of investments ..................     $2,055,448,419          $586,164,762           $591,188,867
                                           ==============          ============           ============
Unrealized appreciation ..............     $   50,408,055          $  8,124,985           $         --
Unrealized depreciation ..............       (125,239,055)          (22,373,495)                    --
                                           --------------          ------------           ------------
Net unrealized appreciation
(depreciation) .......................     $  (74,831,000)         $(14,248,510)          $         --
                                           --------------          ------------           ------------
Distributable earnings - undistributed
   tax exempt income .................     $    2,295,871          $  1,189,649           $      1,297
                                           ==============          ============           ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2009, were as follows:

               FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                INSURED TAX-FREE       INTERMEDIATE-TERM
                   INCOME FUND       TAX-FREE INCOME FUND
               -------------------   --------------------
Purchases ..       $289,689,469         $161,805,976
Sales ......       $259,509,829         $109,548,203

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories.


                               Annual Report | 73

Franklin California Tax-Free Trust

7. TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

On October 6, 2008, the Franklin California Tax-Exempt Money Fund's Board of Trustees approved the participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds ("Program") through December 18, 2008, which was subsequently extended through April 30, 2009. Under the Program, shares held by the fund as of the close of business on September 19, 2008 ("Program Date") were insured against loss in the event the fund liquidated its holdings during the term of the Program and the per share value at the time of liquidation dropped below $0.995. For participation in the initial three months of the Program, the fund paid 0.01% of its net assets as of the Program Date, and paid an additional 0.015% of its net assets as of the Program Date to participate in the extension. This expense was borne by the fund. The fees were amortized over the term of the Program. Although the U.S. Department of the Treasury extended the Program with a third and final installment, through September 18, 2009, the fund elected not to participate in this extension. Thus, the fund's participation in the Program ended on April 30, 2009.

8. CREDIT FACILITY

Effective January 23, 2009, the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the funds shall, in addition to interest charged on any borrowings made by the funds and other costs incurred by the funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended June 30, 2009, the funds did not utilize the Global Credit Facility.

The commitment fees the funds incurred for the period were as follows:

                      FRANKLIN CALIFORNIA    FRANKLIN CALIFORNIA
                           INSURED            INTERMEDIATE-TERM
                     TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                     --------------------   --------------------
Commitment fees ..          $2,144                  $593


                               74 | Annual Report

Franklin California Tax-Free Trust

9. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on July 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

At June 30, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through August 14, 2009 and determined that no events have occurred that require disclosure.


                               Annual Report | 75

Franklin California Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
MBIA     - Municipal Bond Investors Assurance Corp. (effective February 18,
           2009, MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                               76 | Annual Report

Franklin California Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Income Fund and Franklin California Tax-Exempt Money Fund (separate portfolios of Franklin California Tax-Free Trust), hereafter referred to as the "Funds") at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 14, 2009


                               Annual Report | 77

Franklin California Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2009. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               78 | Annual Report

Franklin California Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
HARRIS J. ASHTON (1932)        Trustee         Since 1985                135        Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ROBERT F. CARLSON (1928)       Trustee         Since 2007                112        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                Trustee         Since 2007                112        Chevron Corporation (global energy
One Franklin Parkway                                                                company) and ICO Global
San Mateo, CA 94403-1906                                                            Communications (Holdings) Limited
                                                                                    (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)        Trustee         Since 2006                135        Hess Corporation (exploration and
One Franklin Parkway                                                                refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                            Company (processed foods and
                                                                                    allied products), RTI International
                                                                                    Metals, Inc. (manufacture and
                                                                                    distribution of titanium), Canadian
                                                                                    National Railway (railroad) and White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department
(1988-1989).


                               Annual Report | 79

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee         Since 1985                112        Center for Creative Land Recycling
One Franklin Parkway                                                                (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)          Trustee         Since 2007                135        Hess Corporation (exploration and
One Franklin Parkway                                                                refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                            Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)       Trustee         Since 2007                143        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)          Lead            Trustee since             112        None
One Franklin Parkway           Independent     2006 and Lead
San Mateo, CA 94403-1906       Trustee         Independent
                                               Trustee since
                                               2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996);
Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and
Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and     Trustee since             135        None
One Franklin Parkway           Chairman of     1985 and
San Mateo, CA 94403-1906       the Board       Chairman of the
                                               Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               80 | Annual Report

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
**GREGORY E. JOHNSON (1961)    Trustee         Since 2007                 91        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)          Vice President  Since 1999           Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965)   Vice President  Since 1999           Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)          Chief           Chief Compliance     Not Applicable  Not Applicable
One Franklin Parkway           Compliance      Officer since 2004
San Mateo, CA 94403-1906       Officer and     and Vice President
                               Vice President  - AML Compliance
                               - AML           since 2006
                               Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)      Chief           Since March 2009     Not Applicable  Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)           Treasurer,      Since March 2009     Not Applicable  Not Applicable
One Franklin Parkway           Chief
San Mateo, CA 94403-1906       Financial
                               Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 81

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
ALIYA S. GORDON (1973)         Vice President  Since March 2009     Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)           Vice President  Since 2000           Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)  President and   President since      Not Applicable  Not Applicable
One Franklin Parkway           Chief           1993 and Chief
San Mateo, CA 94403-1906       Executive       Executive Officer -
                               Officer -       Investment
                               Investment      Management
                               Management      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President  Since 2006           Not Applicable  Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in
Franklin Templeton Investments.

CRAIG S. TYLE (1960)           Vice President  Since 2005           Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               82 | Annual Report

                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                     FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF         OVERSEEN BY
AND ADDRESS                       POSITION         TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------            --------------  -------------------  --------------  -------------------------------------
THOMAS WALSH (1961)            Vice President  Since 1999           Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 83

Franklin California Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the three separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               84 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during


                               Annual Report | 85

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2008 and the previous 10 years ended December 31, 2008, in comparison with a performance universe consisting of all retail and institutional single-state insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2008 and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2008 was in the second-lowest quintile of its performance universe, and for the previous three-, five- and 10-year periods on an annualized basis was in the second-lowest, middle and second-highest quintiles of such universe, respectively. The Board believed such performance to be acceptable, noting the Fund's objective of maximizing tax-free income.

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2008 and the previous 10 years ended December 31, 2008, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund's income return in 2008 was in the second-highest quintile of its performance universe and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2008 was in the second-lowest quintile of its performance universe, and for each of the previous three-, five- and 10-year periods on an annualized basis was also in the second-lowest quintile of its performance universe. The Board believed such performance to be acceptable, noting the Fund's objective of maximizing tax-free income and the fact that its total return as shown in the Lipper report had equaled or exceeded the performance universe median during each of the five years prior to 2008.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - The Lipper report for this Fund showed its investment performance during 2008 and the 10-year period ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the second-lowest quintile of its performance universe during 2008, as well as in each of the previous three-, five- and 10-year periods on an annualized basis. In discussing such performance, management explained that it reflected the Fund's conservative approach, noting that it had no derivative holdings or investments in non-rated or Tier 2 securities. The Board found such performance acceptable in view of such factors, noting that the Fund's 2008 return was within 17 basis points of its Lipper performance universe median and its annualized returns for the previous three-, five-and 10-year periods were in each case within 10 basis points of the performance universe median.


                               86 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees and total expenses for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund. The results of such expense comparisons showed that the contractual investment management fee rate of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund were below the medians of their Lipper expense groups and their actual total expense ratios were the lowest or next to lowest of the funds within their respective Lipper expense groups. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be within one basis point of its Lipper expense group median, while its actual total expenses were below the median of such group, and the Board found these expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different


                               Annual Report | 87

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, including administrative expenses for each Fund, provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess of $250 million; with additional breakpoints thereafter beginning at the $7.5 billion net asset level. At December 31, 2008, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $1.9 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money


                               88 | Annual Report

Franklin California Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund were approximately $538 million and $692 million, respectively. In discussing these fee levels, management's position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the generally favorable effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 89

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
FRANKLIN TEMPLETON INVESTMENTS             San Mateo, CA 94403-1906

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ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT A2009 08/09





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $47,155 for the fiscal year ended June 30, 2009 and $36,798 for the fiscal year ended June 30, 2008.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended June 30, 2009 and $0 for the fiscal year ended June 30, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2009 and $1,893 for the fiscal year ended June 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2009 and $282,184 for the fiscal year ended June 30, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended June 30, 2009 and $284,077 for the fiscal year ended June 30, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.                N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.               N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   -------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  August 27, 2009


By /s/GASTON GARDEY
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  August 27, 2009